                                                                   Exhibit 10.39

                 AMENDMENT NO. 2 TO DISTRIBUTORSHIP AGREEMENT
                 --------------------------------------------

     This Amendment No. 2 to Distributorship Agreement ("Amendment No. 2") is made this 30 day of September, 1996, by and between Molecular Simulations Inc. ("MSI"), 9685 Scranton Road, San Diego, CA 92121, and Teijin Molecular Simulations Inc. ("TMSI"), 1-1, Uchisaiwai-cho 2-chome, Chiyoda-ku, Tokyo 100, Japan.

                                   RECITALS
                                   --------

     A. MSI (formerly Polygen Corporation) and TMSI have entered into a Distributorship Agreement dated April 1, 1992, as amended on October 17, 1994 (the "Agreement"). The October 17, 1994 amendment to the Agreement extended TMSI's exclusive distribution territory under the Agreement to the following countries (the "Asia Pacific" countries): South Korea, Taiwan, Hong Kong, China, India, Singapore, Malaysia, Australia and New Zealand.

     B. On August 15, 1995, MSI and Biosym Technologies, Inc. ("Biosym") consummated a merger pursuant to which Biosym became a wholly-owned subsidiary of MSI.

     C. TMSI wishes to obtain the exclusive right to distribute the Biosym software in the extended "Territory" as defined in the Agreement.

     D. The parties desire to amend the terms and conditions of the Agreement, as described in this Amendment No. 2.

     NOW, THEREFORE, the parties agree as follows:

     1.   DEFINITIONS.  The definition of "Software" in Section 1(f) of the
          -----------
Agreement is amended to expressly include all computational chemistry software products marketed by Biosym. This means that TMSI has exclusive rights under the Agreement to distribute the Biosym products in the Asia Pacific countries.

     2.   APPENDIX A.  Appendix A to the Agreement is hereby amended and
          ----------   ----------
replaced by the Appendix A attached to this Amendment No. 2.
                ----------

     3.   PAYMENTS.  In consideration of the rights granted to TMSI under this
          --------
Amendment No. 2, TMSI agrees to pay MSI the sum of [*] by wire transfer to the bank account designated by MSI within thirty (30) days after execution of this Agreement.

     4.   OTHER CHANGES.  References in the Agreement to "Polygen Corporation,"
     -    -------------
"Polygen Molecular Simulations Inc." and "PMSI" shall be amended to refer to "Molecular Simulations Incorporated" or "MSI," as the case may be. In Section 12(f) of the Agreement,

*   CONFIDENTIAL TREATMENT REQUESTED
the governing law shall be changed from the "State of Massachusetts" to the "State of California." The address of MSI for purposes of the Agreement shall be changed to be the address first set forth above in this Agreement.

     5.   GENERAL.  Upon execution of this Amendment No. 2 by both parties, this
          -------
Amendment will become effective retroactive to April 1, 1996. Notwithstanding this Amendment No. 2 and its retroactive effective date, TMSI acknowledges that MSI has or will enter into an agreement directly with Teijin Limited on or about the same date as this Amendment No. 2 under which Teijin will obtain the right from MSI to participate in MSI's existing consortia and extensions thereof. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment No. 2 shall be governed by and construed under the laws of the State of California, U.S.A., excluding its conflict of laws principles. This Amendment No. 2 may be executed in counterparts, each of which shall be deemed an original of this Amendment No. 2. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.


IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first written above.


MOLECULAR SIMULATIONS INC.                   TEIJIN MOLECULAR SIMULATIONS INC.

By: /s/ David Hiatt                          By: /s/ Lissa A. Goldenstein
    -------------------------------              -------------------------------
Name:   David Hiatt                          Name:   Lissa A. Goldenstein
      -----------------------------               ------------------------------
Title:  Chief Financial Officer              Title:  President/CEO
      -----------------------------                -----------------------------

                                             By: /s/ Shigeru Ozaki
                                                 -------------------------------
                                             Name:   Shigeru Ozaki
                                                  ------------------------------
                                             Title:  Senior Vice President
                                                   -----------------------------

                                  APPENDIX A
                                  ----------

       MSI LIST PRICES FOR END USERS IN JAPAN AND ASIA PACIFIC COUNTRIES
       -----------------------------------------------------------------

        [NEW MSI PRICE LIST WITH LIST PRICES FOR JAPAN AND ASIA PACIFIC
                                TO BE ATTACHED]

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

Affinity              Affinity: Flexibly and automatically docks potential ligands        (YEN)1540000   (YEN)770000    (YEN)231000
affinity              into an active site.  Requires Insight II and Discover.                  $10,000        $5,000         $1,500

Affinity User Guide   Affinity User Guide                                                    (YEN)6930     (YEN)6930      (YEN)6930
docaffinity                                                                                        $45           $45            $45

Amorphous Cell        Amorphous Cell: Construction and Analysis tools for                 (YEN)3080000  (YEN)1540000    (YEN)462000
amorphcell            amorphous bulk polymers and interfacial phenomena.                       $20,000       $10,000         $3,000
                      Requires Insight II.

Apex-3D               Apex-3D: Requires Insight II.                                       (YEN)6160000  (YEN)3080000    (YEN)924000
apex3d                                                                                         $40,000       $20,000         $6,000

Apex-3D User Guide    Apex-3D User Guide                                                     (YEN)7700     (YEN)7700      (YEN)7700
docapex3d                                                                                          $50           $50            $50

AXXESS (1 user)       Axxess: X-terminal access to Insight II. Prices are per              (YEN)847000   (YEN)423500    (YEN)127050
axxess01              license. Requires Insight II to be licensed on the host                   $5,500        $2,750           $825
                      workstation. Annual license.

AXXESS (2-5 user)     Axxess: X-terminal access to Insight II. Prices are per              (YEN)635250   (YEN)317702     (YEN)95326
axxess02              license. Requires Insight II to be licensed on the host                   $4,125        $2,063           $619
                      workstation. Annual license.

AXXESS (6+ user)      Axxess: X-terminal access to Insight II. Prices are per              (YEN)531300   (YEN)265650     (YEN)79772
axxess06              license. Requires Insight II to be licensed on the host                   $3,450        $1,725           $518
                      workstation. Annual license.

Biopolymer            Biopolymer: Requires Insight II.                                    (YEN)1925000   (YEN)962500    (YEN)288750
biopolymer                                                                                     $12,500        $6,250         $1,875

Brookhaven Protein    Brookhaven Protein Databank: Database of protein crystal             (YEN)154000   (YEN)154000    (YEN)154000
bnlpdb01              and NMR structures from BNL. One copy. Annual license.                    $1,000        $1,000         $1,000


Brookhaven Protein    Brookhaven Protein Databank: Database of protein crystal             (YEN)277200   (YEN)277200    (YEN)277200
bnlpdb02              and NMR structures from BNL. Two updates. Annual                          $1,800        $1,800         $1,800
                      license.

Brookhaven Protein    Brookhaven Protein Databank: Database of protein crystal             (YEN)523600   (YEN)523600    (YEN)523600
bnlpdb04              and NMR structures from BNL. Four updates. Annual                         $3,400        $3,400         $3,400
                      license.

C2 1.5 New            C2 1.5 New Features Supplement                                        (YEN)11550    (YEN)11550     (YEN)11550
docc215new                                                                                         $75           $75            $75

C2 1.6 New            C2 1.6 New Features Supplement                                        (YEN)11550    (YEN)11550     (YEN)11550
docc216new                                                                                         $75           $75            $75

C2.ADF                C2.ADF: Amsterdam Density Functional code.                          (YEN)3465000  (YEN)1732500    (YEN)519750
c2adf                 Executable only. Floating license.                                       $22,500       $11,250         $3,375

C2.ADF Interface      C2.ADF Interface: Provides an interface to the Amsterdam            (YEN)1155000   (YEN)577500    (YEN)173250
c2adfint              Density Functional program. User interface only. Floating                 $7,500        $3,750         $1,125
                      license.

C2.Alignment          C2.Alignment: Molecular similarity and superpositioning              (YEN)770000   (YEN)385000    (YEN)115500
c2alignment           methods. Floating license.                                                $5,000        $2,500           $750

C2.Amorphous          C2.Amorphous Builder: Builds models of amorphous                     (YEN)770000   (YEN)385000    (YEN)115500
c2amorphbldr          polymers and polymer/solvent systems. Floating license.                   $5,000        $2,500           $750

C2.Analog Builder     C2.Analog Builder: Builds a congeneric collection/library of         (YEN)770000   (YEN)385000    (YEN)115500
c2analogbldr          chemical structures. Floating license.                                    $5,000        $2,500           $750

C2.Blends             C2.Blends: Predicts phase behavior and phase diagrams.              (YEN)2310000  (YEN)1155000    (YEN)346500
c2blends              Requires C2.OFF. Floating license.                                       $15,000        $7,500         $2,250

C2 Builders User      C2 Builders User Reference                                            (YEN)11550    (YEN)11550     (YEN)11550
docc2builder                                                                                       $75           $75            $75


MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

C2.CASTEP             C2.CASTEP: A quantum mechanics code for materials                   (YEN)6545000  (YEN)3272500    (YEN)981750
c2castep              science, the solid state, and surfaces. Executable only.                 $42,500       $21,250         $6,375
                      Floating license.

C2.CASTEP             C2.CASTEP Interface: Provides an interface to the CASTEP            (YEN)1155000   (YEN)577500    (YEN)173250
c2castepint           program. Requires C2.Crystal Builder. User interface only.                $7,500        $3,750         $1,125
                      Floating license.

C2.Conformers         C2.Conformers: Provides conformational search algorithms            (YEN)1155000   (YEN)577500    (YEN)173250
c2conformers          and analysis tools for molecular structures. Requires                     $7,500        $3,750         $1,125
                      C2.OFF.  C2.MMFF recommended for Life Science
                      applications. Floating license.

C2.Crystal Builder    C2.Crystal Builder: 3-D periodic crystal structure                   (YEN)770000   (YEN)385000    (YEN)115500
c2crystalbldr         construction and display. Floating license.                               $5,000        $2,500           $750

C2.Crystal Packer     C2.Crystal Packer: Minimizes the energy of molecular                 (YEN)770000   (YEN)385000    (YEN)115500
c2crystalpckr         crystals under full symmetry conditions. Requires                         $5,000        $2,500           $750
                      C2.Crystal Builder. Floating license.

C2.DB Access          C2.DB Access: Provides access to Catalyst and MDL ISIS               (YEN)770000   (YEN)385000    (YEN)115500
c2dbaccess            database searching programs. Requires Catalyst/Info or                    $5,000        $2,500           $750
                      MDL ISIS. Floating license.

C2.Descriptor+        C2.Descriptor+: Materials Science QSAR descriptors.                  (YEN)770000   (YEN)385000    (YEN)115500
c2descriptor          Requires C2oQSAR+. C2.Genetic Algorithms and                              $5,000        $2,500           $750
                      C2.Analog Builder recommended. Floating license.

C2.Descriptor+        C2.Descriptor+: Materials Science QSAR descriptors.                  (YEN)770000   (YEN)385000    (YEN)115500
c2desc1               Requires C2.QSAR+. C2.Genetic Algorithms and                              $5,000        $2,500           $750
                      C2.Analog Builder recommended. Floating license.

C2 Diffraction and    C2 Diffraction and Microscopy User's Reference                        (YEN)11550    (YEN)11550     (YEN)11550
docc2diffmicro                                                                                     $75           $75            $75

C2.Diffraction-Amor   C2.Diffraction-Amorphous: Simulates non-crystalline                 (YEN)1540000   (YEN)770000    (YEN)231000
c2diffamorph          powder and fiber diffraction patterns and radial distribution            $10,000        $5,000         $1,500
                      functions. Floating license.

C2.Diffraction-Cryst  C2.Diffraction-Crystal: Simulates powder, fiber and single          (YEN)1540000   (YEN)770000    (YEN)231000
c2diffcrystal         crystal diffraction patterns. Requires C2.Crystal Builder.               $10,000        $5,000         $1,500
                      Floating license.

C2.Diffraction-Fault  C2.Diffraction-Faulted: Simulates powder diffraction from           (YEN)1155000   (YEN)577500    (YEN)173250
c2difffault           faulted or layered structures. Requires C2.Crystal Builder.               $7,500        $3,750         $1,125
                      Floating license.

C2.Diversity          C2.Diversity: Provides diversity/similarity selection               (YEN)5390000  (YEN)2695000    (YEN)808500
c2diversity           techniques and topological/information descriptors for the               $35,000       $17,500         $5,250
                      characterization of same. Requires C2.QSAR+. Floating
                      license.

C2.DLS                C2.DLS: Predicts structures of inorganic framework crystals         (YEN)1155000   (YEN)577500    (YEN)173250
c2dls                 using geometric refinement. Requires C2.Crystal Builder.                  $7,500        $3,750         $1,125
                      Floating license.

C2.Dynamics           C2.Dynamics: Performs molecular dynamics simulations and            (YEN)2310000  (YEN)1155000    (YEN)346500
c2dynamics            analysis. Requires C2.OFF. Floating license.                             $15,000        $7,500         $2,250

C2.EXAFS              C2.EXAFS: Simulates, analyzes and refines EXAFS data.               (YEN)3080000  (YEN)1540000    (YEN)462000
c2exafs               Includes EXCURVE code. Floating license.                                 $20,000       $10,000         $3,000

C2.Force Field        C2.Force Field Editor: Provides force field customization            (YEN)770000   (YEN)385000    (YEN)115500
c2ffeditor            tools. Requires C2.OFF. Floating license.                                 $5,000        $2,500           $750

C2.Gaussian           C2.Gaussian Interface: Provides an interface to the                 (YEN)1155000   (YEN)577500    (YEN)173250
c2gaussian            non-empirical Gaussian program. User interface only.                      $7,500        $3,750         $1,125
                      Floating license.


MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE DESCRIPTION                                                  COMMERCIAL    GOVERNMENT       ACADEMIC
                      --------------------                                                  ----------    ----------       --------

C2.Genetic            C2.Genetic Algorithims: Genetic function approximation               (YEN)770000   (YEN)385000    (YEN)115500
c2geneticalgo         applied to QSAR. Floating license.                                        $5,000        $2,500           $750

C2.HRTEM              C2.HRTEM: Simulates HRTEM images and dynamical                      (YEN)2310000  (YEN)1155000    (YEN)346500
c2hrtem               diffraction patterns in crystals, interfaces and defects.                $15,000        $7,500         $2,250
                      Requires C2.Crystal Builder. Floating license.

C2 Hypothesis and     C2 Hypothesis and Receptor Models User's Reference                    (YEN)11550    (YEN)11550     (YEN)11550
docc2hyporec                                                                                       $75           $75            $75

C2 Installation and   C2 Installation and Administration Guide                               (YEN)7700     (YEN)7700      (YEN)7700
docc2install                                                                                       $50           $50            $50

C2.Interface Builder  C2.Interface Builder: Definition and display of interfaces between   (YEN)385000   (YEN)192500     (YEN)57750
c2interfacebldr       crystal structures.  Requires C2.Crystal Builder.                         $2,500        $1,250           $375
                      Floating license.

C2.LEED/RHEED         C2.LEED/RHEED: Simulates kinematic Low Energy and                   (YEN)1155000   (YEN)577500    (YEN)173250
c2leedrheed           Reflection High Energy Electron Diffraction patterns.                     $7,500        $3,750         $1,125
                      Requires C2.Surface Builder. Floating license.

C2 Material Science   C2 Material Science Tutorial Guide                                    (YEN)11550    (YEN)11550     (YEN)11550
docc2matsci                                                                                        $75           $75            $75

C2.Mechanical         C2.Mechanical Properties: Predicts the mechanical behavior          (YEN)1540000   (YEN)770000    (YEN)231000
c2mechprops           of bulk materials. Requires C2.Crystal Builder, C2.OFF,                  $10,000        $5,000         $1,500
                      C2.Minimizer, C2.Dynamics. Floating license.

C2.MFA                C2.MFA: Molecular field analysis for 3D QSAR. Requires              (YEN)3080000  (YEN)1540000    (YEN)462000
c2mfa                 C2.OFF, C2.QSAR+, C2.FFEditor. Floating license.                         $20,000       $10,000         $3,000

C2.Minimizer          C2.Minimizer: Performs energy minimization of molecular and         (YEN)1540000   (YEN)770000    (YEN)231000
c2minimizer           periodic structures. Requires C2.OFF. Floating license.                  $10,000        $5,000         $1,500

C2.MMFF               C2.MMFF: Provides Merck Molecular Modeling Force Field for          (YEN)1540000   (YEN)770000    (YEN)231000
c2mmff                use with Drug Discovery applications. Requires C2.OFF.                   $10,000        $5,000         $1,500
                      Floating license.

C2 Modeling           C2 Modeling Environment User's Reference                              (YEN)11550    (YEN)11550     (YEN)11550
docc2modenv                                                                                        $75           $75            $75

C2.MOPAC              C2.MOPAC Interface: Provides an interface to the                     (YEN)770000   (YEN)385000    (YEN)115500
c2mopac               semi-empirical MOPAC program. Includes MOPAC 6.0.                         $5,000        $2,500           $750
                      Floating license.

C2.Morphology         C2.Morphology: Predicts and analyzes crystal morphology             (YEN)2310000  (YEN)1155000    (YEN)346500
c2morphology          from  internal crystal structure. Requires C2.Crystal Builder,           $15,000        $7,500         $2,250
                      C2.OFF. Floating license.

C2.Open Force Field   C2.Open Force Field: Open force field includes library of           (YEN)1540000   (YEN)770000    (YEN)231000
c2off                 standard materials force fields. Includes Dreiding, Universal,           $10,000        $5,000         $1,500
                      and other force fields. Floating license.

C2.Polymer Builder    C2.Polymer Builder: Construction of polymer chains.                  (YEN)770000   (YEN)385000    (YEN)115500
c2polymerbldr         Includes monomer libraries. Floating license.                             $5,000        $2,500           $750

C2.Polymer            C2.Polymer Properties: Calculates polymer physical                  (YEN)1540000   (YEN)770000    (YEN)231000
c2polyprops           properties and structure. Floating license.                              $10,000        $5,000         $1,500

C2.Polymorph          C2.Polymorph: Predicts polymorphs of organic molecules.             YEN)11550000 (YEN)11550000  (YEN)11550000
c2polymorph           Requires C2.Crystal Builder, C2.OFF. Floating license.                   $75,000       $75,000        $75,000

C2.Powder Indexing    C2.Powder Indexing: Allows powder diffraction patterns to be         (YEN)770000   (YEN)385000    (YEN)115500
c2powderindx          indexed. Includes TREOR code. Floating license.                           $5,000        $2,500           $750

C2 Property           C2 Property Prediction User's Reference                               (YEN)11550    (YEN)11550     (YEN)11550
docc2proppred                                                                                      $75           $75            $75

MSI Price List (10/96) expressed in Japanese Yen for sales in Japan

                                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

C2.QSAR+              C2.QSAR+: Comprehensive toolkit for 2D and 3D QSAR.                 (YEN)3080000  (YEN)1540000    (YEN)462000
c2qsar                Floating license.                                                        $20,000       $10,000         $3,000

C2 QSAR+ User's       C2 QSAR+ User's Reference                                             (YEN)11550    (YEN)11550     (YEN)11550
docc2qsar                                                                                          $75           $75            $75

C2 Quantum            C2 Quantum Mechanics Workbench User's Reference                       (YEN)11550    (YEN)11550     (YEN)11550
docc2qmw                                                                                           $75           $75            $75

C2.Receptor           C2.Receptor: Toolkit for creation and evaluation of                 (YEN)1540000   (YEN)770000    (YEN)231000
c2receptor            pseudo-receptor models. Floating license.                                $10,000        $5,000         $1,500

C2.Rietveld           C2.Rietveld: Performs crystal structure refinement and              (YEN)2310000  (YEN)1155000    (YEN)346500
c2rietveld            quantitative phase analysis using DBWS or GSAS. Requires                 $15,000        $7,500         $2,250
                      C2.Crystal Builder. Includes DBWS code. Floating license.

C2 SDK                C2 SDK Programmer's Guide                                             (YEN)11550    (YEN)11550     (YEN)11550
docc2sdkprog                                                                                       $75           $75            $75

C2.SDK-3rd party      C2.SDK:  Refer all third party opportunities directly to New              (YEN)0        (YEN)0         (YEN)0
c2sdk3rdparty         Business Development (John Delli Santi).                                     N/A           N/A            N/A

C2.SDK-internal first C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                (YEN)0        (YEN)0   (YEN)1232000
c2sdkfacds            Multi-user SDK license for an academic research group.                       N/A           N/A         $8,000
                      Includes full support for one designated user.

C2.SDK-internal first C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                (YEN)0        (YEN)0    (YEN)770000
c2sdkfac              Multi-user SDK license for an academic research group.                       N/A           N/A         $5,000
                      Support not included.

C2.SDK-internal first C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                (YEN)0        (YEN)0    (YEN)462000
c2sdkres              Single-user SDK license for an academic research group.                      N/A           N/A         $3,000
                      Support not included.  Additional licenses priced at $500
                      each.

C2.SDK-internal       C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.           (YEN)462000   (YEN)462000         (YEN)0
c2sdkintadd           Support limited to two named users at site (one for academic);            $3,000        $3,000            N/A
                      training not included in price.  Price per additional license.

C2.SDK-internal first C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.          (YEN)6160000  (YEN)6160000         (YEN)0
c2sdkintfirst         Support limited to two named users at site (one for academic);           $40,000       $40,000            N/A
                      training not included in price.

C2 Simulation Tools   C2 Simulation Tools User's Reference                                  (YEN)11550    (YEN)11550     (YEN)11550
docc2simtool                                                                                       $75           $75            $75

C2.Sorption           C2.Sorption: Predicts adsorption properties of microporous          (YEN)2310000  (YEN)1155000    (YEN)346500
c2sorption            materials. Requires C2.Crystal Builder, C2.OFF. Floating                 $15,000        $7,500         $2,250
                      license.

C2.Super ADF          C2.Super ADF: Amsterdam Density Functional code for                (YEN)10395000  (YEN)5197500   (YEN)1559250
c2superadf            supercomputers. Executable only. Host-locked license.                    $67,500       $33,750        $10,125

C2.Super CASTEP       C2.Super CASTEP: A quantum mechanics code for materials            (YEN)19635000  (YEN)9817500   (YEN)2945250
c2supercastep         science, the solid state, and surfaces. Executable only.                $127,500       $63,750        $19,125
                      Host-locked license.

C2.Surface Builder    C2.Surface Builder: Surface chemistry 2-D periodic model             (YEN)385000   (YEN)192500     (YEN)57750
c2surfacebldr         builder. Requires C2.Crystal Builder. Floating license.                   $2,500        $1,250           $375

C2 Using Command      C2 Using Command Scripts                                               (YEN)7700     (YEN)7700      (YEN)7700
docc2command                                                                                       $50           $50            $50

C2.Visualizer         C2.Visualizer: Comprehensive chemical computing                      (YEN)770000   (YEN)770000    (YEN)115500
c2visualizer          environment. Required core product. Floating license.                     $5,000        $5,000           $750


MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

C2.X-GEN              C2.X-GEN: Integrated  package for the processing and                (YEN)2310000  (YEN)1155000    (YEN)346500
c2xgen                reduction of diffraction data from area detectors. Requires              $15,000        $7,500         $2,250
                      C2.Visualizer. Floating license.

Catalysis User        Catalysis User Guide                                                   (YEN)7700     (YEN)7700      (YEN)7700
doccatalysis                                                                                       $50           $50            $50

Catalysis and         Catalysis/Sorption Consortium:  Customers must purchase             YEN)32340000        (YEN)0         (YEN)0
conscatsorp           licenses for Insight II, Discover, Solids Builder, Sorption,            $210,000           N/A            N/A
                      Solids Docking, and Reaction Patterns for
                      $60,000. Members receive 3 copies of all
                      software developed during Phase II.

                      Catalyst Installation Guide and Release Notes                          (YEN)3850     (YEN)3850      (YEN)3850
doccatinstall                                                                                      $25           $25            $25

                      Catalyst Tutorials                                                     (YEN)6930     (YEN)6930      (YEN)6930
doccattutorial                                                                                     $45           $45            $45

Catalyst/ACD          Catalyst/ACD: Available Chemicals Directory. Requires               (YEN)1540000  (YEN)1540000   (YEN)1540000
catacd01              Catalyst/Info. Annual License.                                           $10,000       $10,000        $10,000

Catalyst/ACD (2-10    Catalyst/ACD: Available Chemicals Directory. Requires               (YEN)2926000  (YEN)2926000   (YEN)2926000
catacd02              Catalyst/Info. Annual License.                                           $19,000       $19,000        $19,000

Catalyst/ACD          Catalyst/ACD: Available Chemicals Directory. Requires               (YEN)3850000  (YEN)3850000   (YEN)3850000
catacd11              Catalyst/Info. Annual License.                                           $25,000       $25,000        $25,000

Catalyst/BioByte      Catalyst/BioByte Master File: 25,000 small molecules,               (YEN)1078000  (YEN)1078000   (YEN)1078000
catbiobyte            Pomona College Medicinal Chemistry. Requires                              $7,000        $7,000         $7,000
                      Catalyst/Info. Annual license.

Catalyst/View         Catalyst/Compare:  Provides query-query,                            (YEN)3388000  (YEN)1694000    (YEN)508200
catcompare            compound-compound, and query-compound comparision and                    $22,000       $11,000         $3,300
                      overaly functionality.  Floating License.

Catalyst/DB Server    Catalyst/DB Server: Database server for Catalyst. Requires          (YEN)2156000  (YEN)1078000    (YEN)323400
catdbserver           Catalyst/View. Floating license.                                         $14,000        $7,000         $2,100

Catalyst/Derwent's    Catalyst/Derwent: Catalog of 40,000 compounds and                   (YEN)4158000  (YEN)4158000   (YEN)4158000
carderwent11          descriptive data. Requires Catalyst/Info. Annual license.                $27,000       $27,000        $27,000

Catalyst/Derwent      Catalyst/Derwent: Catalog of 40,000 compounds and                   (YEN)2310000  (YEN)2310000   (YEN)2310000
catderwent01          descriptive data. Requires Catalyst/Info. Annual license.                $15,000       $15,000        $15,000

Catalyst/Derwent's    Catalyst/Derwent: Catalog of 40,000 compounds and                   (YEN)3465000  (YEN)3465000   (YEN)3465000
catderwent02          descriptive data. Requires Catalyst/Info. Annual license.                $22,500       $22,500        $22,500

Catalyst/Hypo         Catalyst/Hypo: Allows additional simultaneous batch                 (YEN)6468000  (YEN)3234000    (YEN)970200
cathypo               hypothesis generation. Requires Catalyst/View. Floating                  $42,000       $21,000         $6,300
                      license.

Catalyst/Info         Catalyst/Info: Integrated 1D, 2D, 3D chemical database              (YEN)4312000  (YEN)2156000    (YEN)646800
catinfo               system. Requires Catalyst/View. Floating license.                        $28,000       $14,000         $4,200

Catalyst/Maybridge    Catalyst/Maybridge: Catalog of 47,000 compounds. Included                 (YEN)0        (YEN)0         (YEN)0
catmaybridge          with Catalyst/Info. Annual license.                                    No Charge     No Charge      No Charge

Catalyst/NCI          Catalyst/NCI: National Cancer Institute database with 98,000              (YEN)0        (YEN)0         (YEN)0
catnci                registered compounds. Included with Catalyst/Info. Annual              No Charge     No Charge      No Charge
                      license.

Catalyst/Shape        Catalyst/Shape: Performs multiconformation shape similarity         (YEN)2772000  (YEN)2772000    (YEN)415800
catshape              searching. Calculates 3D shape descriptors for the                       $18,000       $18,000         $2,700
                      characterization of combinatorial libraries. Requires
                      Catalyst/View and Catalyst/DB Server. Catalyst/Info
                      recommended. Floating license.


MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

Catalyst/View         Catalyst/View: Drug discovery environment for identifying           (YEN)4158000  (YEN)4158000    (YEN)623700
catview               active, structurally diverse leads for both the medicinal                $27,000       $27,000         $4,050
                      chemist and modeler. Floating license.

Catalyst/View         Catalyst/Visualizer:  Drug discover environment for                  (YEN)770000   (YEN)770000    (YEN)115500
catvisualizer         identifying active, structurally diverse leads for both the               $5,000        $5,000           $750
                      medicinal chemist and modeler.  Floating license.

CFF 95                CFF 95: Requires Discover.                                          (YEN)2310000  (YEN)1155000    (YEN)346500
cff95                                                                                          $15,000        $7,500         $2,250

Characterize          Characterize: Base Module requirement for most analytical            (YEN)462000   (YEN)231000     (YEN)69300
characterize          simulations in InsightII. Includes geometric analysis tools.              $3,000        $1,500           $450
                      Part of Catalysis Consortium. Requires Insight II.

CHARMm Command        CHARMm Command Dictionary  Part One and Two                            (YEN)5390     (YEN)5390      (YEN)5390
doccharmmdict                                                                                      $35           $35            $35

CHARMm                CHARMm: Comprehensive force field and program for energy            (YEN)6006000  (YEN)3003000    (YEN)900900
charmm                calculations. Includes extensive parameter library.                      $39,000       $19,500         $5,850
                      Host-locked license.

CHARMm Principles     CHARMm Principles                                                      (YEN)7700     (YEN)7700      (YEN)7700
doccharmmprin                                                                                      $50           $50            $50

CHARMm/MMFF           CHARMm/MMFF: Merck Molecular force field option to                  (YEN)1540000   (YEN)770000    (YEN)231000
charmmmmff            CHARMm. Includes extensive parameter library. Requires                   $10,000        $5,000         $1,500
                      QUANTA, CHARMm. Host-locked license.

CombiChem (1996       CombiChem Consortium: Customers must also purchase                  YEN)13090000        (YEN)0         (YEN)0
conscombi             licenses for C2 Drug Discovery software. Members receive                 $85,000           N/A            N/A
                      software licenses per agreement.

ConFirm               ConFirm: Conformational model generator using poling to             (YEN)3080000  (YEN)1540000    (YEN)462000
confirm               promote coverage.  Floating license.                                     $20,000       $10,000         $3,000

ConFirm User's        ConFirm User's Guide                                                   (YEN)7700     (YEN)7700      (YEN)7700
docconfirm                                                                                         $50           $50            $50

Consensus             Consensus: Requires Insight II and Homology.                        (YEN)2772000  (YEN)1386000    (YEN)415800
consensus                                                                                      $18,000        $9,000         $2,700

Consensus User        Consensus User Guide                                                   (YEN)6930     (YEN)6930      (YEN)6930
docconsensus                                                                                       $45           $45            $45

                      Consulting (daily)                                                   (YEN)277200   (YEN)277200    (YEN)277200
consulting                                                                                      $1,800        $1,800         $1,800

Converter             Converter: Requires Insight II and Sketcher.                        (YEN)3850000  (YEN)1925000    (YEN)577500
converter                                                                                      $25,000       $12,500         $3,750

Converter User        Converter User Guide                                                   (YEN)4620     (YEN)4620      (YEN)4620
docconverter                                                                                       $30           $30            $30

Crystal Cell          Crystal Cell: Study Energetics of Crystalline polymer               (YEN)1540000   (YEN)770000    (YEN)231000
crystalcell           systems. Requires Insight II.                                            $10,000        $5,000         $1,500

DeCipher              DeCipher: Requires Insight II, Analysis, and Discover.              (YEN)1540000   (YEN)770000    (YEN)231000
decipher                                                                                       $10,000        $5,000         $1,500

DeCipher User         DeCipher User Guide                                                    (YEN)5390     (YEN)5390      (YEN)5390
docdecipher                                                                                        $35           $35            $35

DelPhi and            DelPhi and Solvation User Guide                                        (YEN)7700     (YEN)7700      (YEN)7700
docdelphi                                                                                          $50           $50            $50

DelPhi                DelPhi: Requires Insight II.                                        (YEN)5544000  (YEN)2772000    (YEN)831600
delphi                                                                                         $36,000       $18,000         $5,400


MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                       Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

Diffraction           Diffraction: X-ray and Electron single crystal and powder           (YEN)1540000   (YEN)770000    (YEN)231000
diffraction           Diffaction, Crystalline, Amorphous and Fiber diffraction.                $10,000        $5,000         $1,500
                      Requires Insight II and Characterize.

DISCON/NOESYSI        DISCON/NOESYSIM: Software for generating restraints                  (YEN)962500   (YEN)481250    (YEN)144452
discon                using relaxation matrix analysis. Requires NMR Structure                  $6,250        $3,125           $938
                      Determination. Host-locked license.

Discover (3 parts)    Discover (3 parts)                                                    (YEN)11550    (YEN)11550     (YEN)11550
docdiscover                                                                                        $75           $75            $75

Discover              Discover: A molecular mechanics simulation environment              (YEN)6006000  (YEN)3003000    (YEN)900900
discover              offering energy minimization, dynamics and Monte Carlo                   $39,000       $19,500         $5,850
                      techniques. Requires Insight II.

Dmol                  Dmol: Local Density Functional quantum mechanics code.              (YEN)4620000  (YEN)2310000    (YEN)693000
dmol                  molecular systems only. Symmetry supported.                              $30,000       $15,000         $4,500
                      InsightII Recommended

DMol User Guide       DMol User Guide                                                        (YEN)7700     (YEN)7700      (YEN)7700
docdmol                                                                                            $50           $50            $50

DSolid                DSolid: Requires Insight II.                                        (YEN)7700000  (YEN)3850000   (YEN)1155000
dsolid                                                                                         $50,000       $25,000         $7,500

EOM (1996 fee;        EOM Consortium: Customers must also purchase licenses               YEN)21560000        (YEN)0         (YEN)0
conseom               for Insight II, Discover, and Solids Builder for $40,000 and at         $140,000           N/A            N/A
                      least one EOM code product for $45,000.
                      Members receive 3 copies of all software
                      developed during Phase II.

EOM-DSolid            EOM-DSolid                                                             (YEN)7700     (YEN)7700      (YEN)7700
docdsolid                                                                                          $50           $50            $50

EOM-ESOCS             EOM-ESOCS                                                              (YEN)6160     (YEN)6160      (YEN)6160
docesocs                                                                                           $40           $40            $40

EOM-Fast Stucture     EOM-Fast Stucture                                                      (YEN)6160     (YEN)6160      (YEN)6160
docfaststr                                                                                         $40           $40            $40

EOM-Plane Wave        EOM-Plane Wave                                                         (YEN)6160     (YEN)6160      (YEN)6160
docplanewave                                                                                       $40           $40            $40

ESOCS                 ESOCS: Requires Insight II.                                         (YEN)7700000  (YEN)3850000   (YEN)1155000
esocs                                                                                          $50,000       $25,000         $7,500

EXAFS                 EXAFS: FEFF EXAFS scattering simulation. Requires Insight            (YEN)770000   (YEN)385000    (YEN)115500
exafs                 II and Characterize.                                                      $5,000        $2,500           $750

FastStruct/SimAnn     FastStruct/SimAnn: Requires Insight II.                             (YEN)7700000  (YEN)3850000   (YEN)1155000
faststruct                                                                                     $50,000       $25,000         $7,500

Felix for Windows     Felix for Windows:                                                   (YEN)231000   (YEN)231000    (YEN)154000
felixwin01                                                                                      $1,500        $1,500         $1,000

Felix for Windows     Felix for Windows:                                                   (YEN)770000   (YEN)770000    (YEN)512050
felixwin05                                                                                      $5,000        $5,000         $3,325

Felix for Windows     Felix for Windows:                                                  (YEN)1155000  (YEN)1155000    (YEN)770000
felixwin10                                                                                      $7,500        $7,500         $5,000

Felix for Windows     Felix for Windows:                                                  (YEN)2310000  (YEN)2310000   (YEN)1540000
felixwin25                                                                                     $15,000       $15,000        $10,000

Felix for Windows     Felix for Windows: Requires an existing license for Felix             (YEN)45430    (YEN)45430     (YEN)30030
felixwinupgr01        for Windows.                                                                $295          $295           $195

Felix for Windows     Felix for Windows: Requires an existing license for Felix            (YEN)154000   (YEN)154000     (YEN)96250
felixwinupgr10        for Windows.                                                              $1,000        $1,000           $625


MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

Felix User Guide,     Felix User Guide, Tutorial, and Reference Guide                       (YEN)11550    (YEN)11550     (YEN)11550
docfelix                                                                                           $75           $75            $75

Felix-2D              Felix-2D:                                                           (YEN)3080000  (YEN)1540000    (YEN)462000
felix2d                                                                                        $20,000       $10,000         $3,000

Felix-Assign          Felix-Assign: Requires Felix-2D or Felix-ND.                        (YEN)4620000  (YEN)2310000    (YEN)693000
felixassign                                                                                    $30,000       $15,000         $4,500

Felix-Model           Felix-Model: Requires Felix-2D or Felix-ND.                         (YEN)2310000  (YEN)1155000    (YEN)346500
felixmodel                                                                                     $15,000        $7,500         $2,250

Felix-ND              Felix-ND:                                                           (YEN)4620000  (YEN)2310000    (YEN)693000
felixnd                                                                                        $30,000       $15,000         $4,500

Felix-X-Remote        Felix-X-Remote: Requires any Felix.                                  (YEN)770000   (YEN)385000    (YEN)115500
felixxremote                                                                                    $5,000        $2,500           $750

File Formats          File Formats Reference                                                 (YEN)6160     (YEN)6160      (YEN)6160
docfileformats                                                                                     $40           $40            $40

Flexiblend            Flexiblend: Requires Insight II and Discover.                       (YEN)1540000   (YEN)770000    (YEN)231000
flexiblend                                                                                     $10,000        $5,000         $1,500

HipHop                HipHop: Feature-based alignment tool for 3D QSAR and 3D             (YEN)3080000  (YEN)1540000    (YEN)462000
hiphop                search queries. Floating license.                                        $20,000       $10,000         $3,000

HipHop User's Guide   HipHop User's Guide                                                    (YEN)7700     (YEN)7700      (YEN)7700
dochiphop                                                                                          $50           $50            $50

Homology              Homology: Requires Insight II and Discover.                         (YEN)4620000  (YEN)2310000    (YEN)693000
homology                                                                                       $30,000       $15,000         $4,500

Homology User         Homology User Guide                                                    (YEN)7700     (YEN)7700      (YEN)7700
dochomology                                                                                        $50           $50            $50

Insight (2 parts)     Insight (2 parts)                                                      (YEN)7700     (YEN)7700      (YEN)7700
docinsight                                                                                         $50           $50            $50

Insight 300 Release   Insight 300 Release Documentation                                      (YEN)3080     (YEN)3080      (YEN)3080
docins300                                                                                          $20           $20            $20

Insight 950 Release   Insight 950 Release Documentation                                      (YEN)3080     (YEN)3080      (YEN)3080
docins950                                                                                          $20           $20            $20

Insight AXXESS        Insight AXXESS User Guide                                              (YEN)5390     (YEN)5390      (YEN)5390
docaxxess                                                                                          $35           $35            $35

                      Insight II 4.0.0 Release Documentation                                 (YEN)3080     (YEN)3080      (YEN)3080
docins400                                                                                          $20           $20            $20

                      Insight II 4.0.0 User's Guide                                          (YEN)7700     (YEN)7700      (YEN)7700
docins400user                                                                                      $50           $50            $50

Insight II            Insight II: General chemical modeling envioronment with             (YEN)1925000   (YEN)962500    (YEN)288750
insight               customizable macro interface.                                            $12,500        $6,250         $1,875

Interphases           Interphases: Calculate statistical properties of mono and           (YEN)1540000   (YEN)770000    (YEN)231000
interphases           bilayers in a polyemeric interphase system. Requires Insight             $10,000        $5,000         $1,500
                      II.

IR_Raman              IR_Raman: Simulation and display of Infra-Red vibrational            (YEN)770000   (YEN)385000    (YEN)115500
irraman               spectra and normal mode analysis. Requires Insight II and                 $5,000        $2,500           $750
                      Characterize.

License Guide         License Guide                                                          (YEN)3850     (YEN)3850      (YEN)3850
doclicense                                                                                         $25           $25            $25

Ligand Design User    Ligand Design User Guide                                               (YEN)4620     (YEN)4620      (YEN)4620
docligand                                                                                          $30           $30            $30

MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

Ludi                  Ludi: Requires Insight II.                                          (YEN)4620000  (YEN)2310000    (YEN)693000
ludi                                                                                           $30,000       $15,000         $4,500

Ludi/ACD              Ludi/ACD: Requires Ludi.                                            (YEN)1540000   (YEN)770000    (YEN)462000
ludiacd                                                                                        $10,000        $5,000         $3,000

                      MADSYS: Provides phasing for multiple anomalous                     (YEN)1540000   (YEN)770000    (YEN)231000
madsys                dispersion data.  Requires XSIGHT.                                       $10,000        $5,000         $1,500

MCSS/Hook             MCSS/HOOK: Receptor structure-based ligand design with              (YEN)3465000  (YEN)1732500    (YEN)519750
mcsshook              database search. Requires QUANTA, CHARMm. Host-locked                    $22,500       $11,250         $3,375
                      license.

MCSS/Hook User's      MCSS/Hook User's Guide                                                 (YEN)7700     (YEN)7700      (YEN)7700
docmcsshook                                                                                        $50           $50            $50

Miscibility           Miscibility: Requires Insight II, Phase Diagram, Flexiblend,        (YEN)1540000   (YEN)770000    (YEN)231000
miscibility           and Synthia.                                                             $10,000        $5,000         $1,500

Modeler               Modeler (for Insight II): Provides automated homology               (YEN)3542000  (YEN)1771000    (YEN)531300
insmodeler            modeling. Requires Insight II and Homology. Host-locked                  $23,000       $11,500         $3,450
                      license.

Modeler               Modeler (for QUANTA): Provides automated homology                   (YEN)3542000  (YEN)1771000    (YEN)531300
modeler               modeling. Requires QUANTA. Host-locked license.                          $23,000       $11,500         $3,450

Morphology            Morphology: Predicts and analyzes crystal morphology from            (YEN)770000   (YEN)385000    (YEN)115500
morphology            internal crystal structure. Requires InsightII, Solids_Builder,           $5,000        $2,500           $750
                      and Characterize.

Networks              Networks: Monte Carlo technique for study network formation         (YEN)1540000   (YEN)770000    (YEN)231000
networks              and cross-linking. Requires Insight II.                                  $10,000        $5,000         $1,500

NMR Compass           NMR.Compass: Software for computer aided assignment and             (YEN)3850000  (YEN)1925000    (YEN)577500
nmrcompass            analysis of multidimensional data. QUANTA recommended.                   $25,000       $12,500         $3,750
                      Host-locked license.

NMR.Compass User      NMR.Compass User Guide                                                (YEN)11550    (YEN)11550     (YEN)11550
docnmrcompass                                                                                      $75           $75            $75

NMR Pipe              NMR.Pipe: Software for multidimensional NMR spectral                (YEN)4620000  (YEN)2310000    (YEN)693000
nmrpipe               processing. Stand-alone executable only; no integration with             $30,000       $15,000         $4,500
                      NMR.Compass. Host-locked license.

NMR.Pipe User's       NMR.Pipe User's Guide                                                  (YEN)3850     (YEN)3850      (YEN)3850
docnmrpipe                                                                                         $25           $25            $25

NMR Refine            NMR Refine Advance: Requires Insight II and Discover.               (YEN)6160000  (YEN)3080000    (YEN)924000
nmrrefineadv                                                                                   $40,000       $20,000         $6,000

NMR Refine            NMR Refine Complete: Includes NMR Refine Advance and                (YEN)9240000  (YEN)4620000   (YEN)1386000
nmrrefinecom          NMR Refine DG. Requires Insight II and Discover.                         $60,000       $30,000         $9,000

NMR Refine DGII       NMR Refine DGII: Requires Insight II.                               (YEN)4620000  (YEN)2310000    (YEN)693000
nmrrefinedg                                                                                    $30,000       $15,000         $4,500

NMR Structure         NMR Structure Determination: Software for structure                 (YEN)3542000  (YEN)1771000    (YEN)531300
nmrstructure          generation and strucuture analysis/evaluation. Requires                  $23,000       $11,500         $3,450
                      QUANTA. Host-locked license.

NMRchitect User       NMRchitect User Guide                                                  (YEN)7700     (YEN)7700      (YEN)7700
docnmrchitect                                                                                      $50           $50            $50

Open Interface        Open Interface Programmer Guide                                        (YEN)7700     (YEN)7700      (YEN)7700
docopenint                                                                                         $50           $50            $50

Open Interface        Open Interface: Requires Insight II. Annual license pricing          (YEN)770000   (YEN)770000    (YEN)115500
openint               ($3333 license fee, $1667 maintenance fee).                               $5,000        $5,000           $750

MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

PEFC Associate        PEFC Associate Membership: Non-voting membership.                    (YEN)770000   (YEN)385000    (YEN)115500
conspefcasso2         1 force field seat. No consortium software or databases.                  $5,000        $2,500           $750
                      No workshop attendance. Limited suppport. Not available for new memberships.  Price per year after first year.

PEFC Executive        PEFC Executive Membership: Voting membership. 8 force               (YEN)6930000  (YEN)3465000   (YEN)1039500
conspefcexec1         field seats. Site license for consortium software and                    $45,000       $22,500         $6,750
                      databases. Workshop attendance available at additional cost.
                      Support included. Price per year, 3 year commitment.

PEFC Executive        PEFC Executive Membership: Voting membership. 8 force               (YEN)3850000  (YEN)1925000    (YEN)577500
conspefcexec2         field seats. Site license for consortium software and                    $25,000       $12,500         $3,750
                      databases. Workshop attendance available at additional cost.
                      Support included. Price per year after first 3 years.

PEFC Standard         PEFC Standard Membership: Non-voting membership. 3 force            (YEN)3080000        (YEN)0         (YEN)0
conspefcstd           field seats. 1 workstation license for consortium software and           $20,000           N/A            N/A
                      databases. Workshop attendance available at additional cost.
                      Support included. Price per year, 3 year commitment.

Phase Diagram         Phase Diagram: Calculate liquid-liquid phase diagrams for           (YEN)1540000   (YEN)770000    (YEN)231000
phasediagram          polymer solutions and blends. Requires Insight II.                       $10,000        $5,000         $1,500

Plane Wave            Plane Wave: Requires Insight II.                                    (YEN)7700000  (YEN)3850000   (YEN)1155000
planewave                                                                                      $50,000       $25,000         $7,500

Polymer (3 parts)     Polymer (3 parts)                                                     (YEN)15400    (YEN)15400     (YEN)15400
docpolymer                                                                                        $100          $100           $100

Polymer (1-year:      Polymer Consortium: No products included in corsortium             (YEN)13860000        (YEN)0         (YEN)0
conspolymer01         price. Customers advised to purchase licenses for Insight II,            $90,000           N/A            N/A
                      Discover, and a variety of Polymer modules.

Polymer (3-year:      Polymer Consortium: No products included in corsortium             (YEN)10780000        (YEN)0         (YEN)0
conspolymer03         price. Customers advised to purchase licenses for Insight II,            $70,000           N/A            N/A
                      Discover, and a variety of Polymer modules. Price is per year.

Polymerizer           Polymerizer: Construction of polymer chains, Including              (YEN)1155000   (YEN)577500    (YEN)173250
polymerizer           monomer libraries. Requires InsightII.                                    $7,500        $3,750         $1,125

PolyNMR               PolyNMR: Predicts NMR spectra for polymer chains.                   (YEN)1540000   (YEN)770000    (YEN)231000
polynmr               Requires Insight II and RIS.                                             $10,000        $5,000         $1,500

PRISM                 PRISM: Predicts polymer blends miscibility based on                 (YEN)1540000   (YEN)770000    (YEN)231000
prism                 chemical composition. Requires Insight II.                               $10,000        $5,000         $1,500

Profiles 3D User      Profiles 3D User Guide                                                 (YEN)6930     (YEN)6930      (YEN)6930
docprofiles3d                                                                                      $45           $45            $45

Profiles-3D           Profiles-3D: Requires Insight II.                                   (YEN)2695000  (YEN)1347500    (YEN)404250
profiles3d                                                                                     $17,500        $8,750         $2,625

Protein Health        Protein Health: Provides identification of structural anomalies.    (YEN)1540000   (YEN)770000    (YEN)231000
health                Requires QUANTA. Host-locked license.                                    $10,000        $5,000         $1,500

Protein Modeling      Protein Modeling: System for homology and structural                (YEN)4620000  (YEN)2310000    (YEN)693000
protein               analysis of proteins. Requires QUANTA. Includes Protein                  $30,000       $15,000         $4,500
                      Design and Protein Health. Host-locked license.

QSPR                  QSPR: Quantitative Structure Property Relationships predicts        (YEN)1540000   (YEN)770000    (YEN)231000
qspr                  properties for a wide range of thermoplastic materials.                  $10,000        $5,000         $1,500
                      Requires Insight II.

QUANTA 4.1 New        QUANTA 4.1 New Features Supplement                                     (YEN)7700     (YEN)7700      (YEN)7700
docq41new                                                                                          $50           $50            $50

MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

QUANTA Basic          QUANTA Basic Operations                                                (YEN)5390     (YEN)5390      (YEN)5390
docqbasicops                                                                                       $35           $35            $35

QUANTA core           QUANTA core: Complete molecular modeling environment.               (YEN)3080000  (YEN)1540000    (YEN)462000
quanta                CHARMm strongly recommended. Host-locked license.                        $20,000       $10,000         $3,000

QUANTA                QUANTA Generating and Displaying Molecules                             (YEN)5390     (YEN)5390      (YEN)5390
docqgendisp                                                                                        $35           $35            $35

QUANTA NMR            QUANTA NMR Structure Determination User's Guide                        (YEN)5390     (YEN)5390      (YEN)5390
docqnmrstr                                                                                         $35           $35            $35

QUANTA Protein        QUANTA Protein Homology Modeling Tutorial                              (YEN)5390     (YEN)5390      (YEN)5390
docqhomology                                                                                       $35           $35            $35

QUANTA Protein        QUANTA Protein User's Reference                                        (YEN)5390     (YEN)5390      (YEN)5390
docqprotein                                                                                        $35           $35            $35

QUANTA                QUANTA Simulation, Search, and Analysis                                (YEN)5390     (YEN)5390      (YEN)5390
docqsimsearch                                                                                      $35           $35            $35

                      QUANTA96 New Features Supplement                                       (YEN)7700     (YEN)7700      (YEN)7700
docq96new                                                                                          $50           $50            $50

QuanteMM              QuanteMM                                                               (YEN)7700     (YEN)7700      (YEN)7700
docquantemm                                                                                        $50           $50            $50

QuanteMM              QuanteMM: Hybrid QM/MM technique for optimizing large               (YEN)2310000  (YEN)1155000    (YEN)346500
quantemm              or periodic structures. Can use Mopac, Dmol or Turbomole as              $15,000        $7,500         $2,250
                      QM engine. Requires Insight II and Discover

Reaction Patterns     Reaction Patterns: Reaction engineering toolkit.                    (YEN)1540000   (YEN)770000    (YEN)231000
reactpatterns         Complimentary tools for evaluation reaction trends. Requires             $10,000        $5,000         $1,500
                      Insight II.

RIS                   RIS: Calculate conformational properties of polymer chains.         (YEN)1540000   (YEN)770000    (YEN)231000
ris                   Requires Insight II.                                                     $10,000        $5,000         $1,500

Search/Compare        Search/Compare: Requires Insight II.                                (YEN)3080000  (YEN)1540000    (YEN)462000
searchcomp                                                                                     $20,000       $10,000         $3,000

Search Compar         Search Compar User Guide                                               (YEN)7700     (YEN)7700      (YEN)7700
docsearchcomp                                                                                      $50           $50            $50

Sketcher              Sketcher: 2-D sketcher with fast distance-geometry 3D                (YEN)385000   (YEN)192500     (YEN)57750
sketcher              converter.                                                                $2,500        $1,250           $375

Solids Builder        Solids Builder: Crystal Building 3-D periodic structures, 2-D       (YEN)2310000  (YEN)1155000    (YEN)346500
solidsbldr            Surfaces and Interfaces. Requires Insight II. Includes Solids            $15,000        $7,500         $2,250
                      Adjustment.

                      Solids Diffusion: Studies the behavior of molecules iwthin          (YEN)1540000   (YEN)770000    (YEN)231000
solidsdiffusion       microporous host materials. Requires Insight II, Discover.               $10,000        $5,000         $1,500

Solids Docking        Solids Docking: Highly automated procedures for investigation       (YEN)2310000  (YEN)1155000    (YEN)346500
solidsdocking         of interactions of molecules with surfaces and porous                    $15,000        $7,500         $2,250
                      materials. Requires Insight II and Solids Builder and Discover.

Solids Simulation     Solids Simulation: Lattice Minimization and Dynamics for            (YEN)1540000   (YEN)770000    (YEN)231000
solidssimul           Inorganic systems including Melt-Quench protocols for                    $10,000        $5,000         $1,500
                      creating silicate glasses. Requires Insight II.

Solids-NMR            Solids-NMR: Predicts Si29 Solid State NMR pattern for                (YEN)770000   (YEN)385000    (YEN)115500
solidsnmr             Zeolites. Should rtecommend TurboNMR for higher degree of                 $5,000        $2,500           $750
                      accuracy. Requires Insight II and Characterize.

Sorption              Sorption: Requires Insight II, Solids Builder.                      (YEN)2310000  (YEN)1155000    (YEN)346500
sorption                                                                                       $15,000        $7,500         $2,250

MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

Structure Image       Structure Image: Simulates HRTEM images and dynamical               (YEN)1540000   (YEN)770000    (YEN)231000
structimage           diffraction patterns in crystals, interfaces, layered materials          $10,000        $5,000         $1,500
                      and defects. Requires InsightIIoSolids_Builder.

Structure Refine      Structure Refine: Interactive Reitveld refinement of Crystal        (YEN)1540000   (YEN)770000    (YEN)231000
structrefine          Structures through GSAS interface. Part of Catalysis                     $10,000        $5,000         $1,500
                      Consortium. Requires Insight II.

Structure Solve       Structure Solve: Simulated Annealing tools for solving              (YEN)1540000   (YEN)770000    (YEN)231000
structsolve           structures of organic and inorganic materials. Part of                   $10,000        $5,000         $1,500
                      Catalysis Consortium. Requires Insight II and Solids
                      Simulation.

Super CHARMm          Super CHARMm: Comprehensive force field and program for            (YEN)26950000 (YEN)13475000   (YEN)4042500
supercharmm           energy calculations. Includes extensive parameter library.              $175,000       $87,500        $26,250
                      Supercomputers only. Includes source code. Host-locked
                      license.

Super Discover        Super Discover: A molecular mechanics simulation                   (YEN)26950000 (YEN)13475000   (YEN)4042500
superdiscover         environment offering energy minimization, dynamics and                  $175,000       $87,500        $26,250
                      Monte Carlo techniques. Supercomputers only.  Host-locked license.

Super Dmol            Super Dmol: Local Density Functional quantum mechanics             (YEN)13860000  (YEN)6930000   (YEN)2079000
superdmol             code. molecular systems only. Symmetry supported.                        $90,000       $45,000        $13,500
                      Supercomputer version. InsightII Recommended

Super X-PLOR          Super X-PLOR: Software for refinement of x-ray structures for      (YEN)30800000 (YEN)15400000   (YEN)4620000
superxplor            Category 3 machines. Supercomputers only. Includes source               $200,000      $100,000        $30,000
                      code. Host-locked license.

Super X-PLOR/DG       Super X-PLOR/DG: Software for refinement of x-ray structures       (YEN)25410000 (YEN)12705000   (YEN)3811500
superxplordg          for supercomputers. Includes source code. Host-locked                   $165,000       $82,500        $24,750
                      license.

Super                 Super X-PLOR/Refine: Software for refinement of x-ray              (YEN)25410000 (YEN)12705000   (YEN)3811500
superxplorref         structures for supercomputers. Includes source code.                    $165,000       $82,500        $24,750
                      Host-locked license.

Synthia               Synthia: Provides Rapide estimation of Many polymer                 (YEN)1540000   (YEN)770000    (YEN)231000
synthia               properties. Requires Insight II.                                         $10,000        $5,000         $1,500

System Guide          System Guide                                                           (YEN)6160     (YEN)6160      (YEN)6160
docsystguide                                                                                       $40           $40            $40

Token Guide           Token Guide                                                            (YEN)5390     (YEN)5390      (YEN)5390
doctoken                                                                                           $35           $35            $35

Training-1 Day        Training:  Installation, new customer orientation and                (YEN)231000   (YEN)231000         (YEN)0
train 1 daycust       demonstration.  Customer pays travel costs.                               $1,500        $1,500            N/A

Training-2 Day        Training:  On Site Customized Workshop with a maximum of             (YEN)770000   (YEN)616000    (YEN)462000
train2daycust         12 attendees.  Customers provides machines and facility, MSI              $5,000        $4,000         $3,000
                      provides instructor and materials.

Training-Workshop     Training:  Prepackaged Workshop Materials (5 copies) for             (YEN)154000   (YEN)154000    (YEN)154000
trainmaterials        self-run workshops.  Choose from 8 units.                                 $1,000        $1,000         $1,000

Training-2 Day        Training:  Regional Workshops with 10-15 attendees including         (YEN)154000    (YEN)77000     (YEN)61600
train2daystd          lecture and hands-on training.  Price per attendee.  Schedule             $1,000          $500           $400
                      published on WWW.

Turbomole             Turbomole:                                                          (YEN)4235000  (YEN)2117500    (YEN)635250
turbomole                                                                                      $27,500       $13,750         $4,125

Turbomole User        Turbomole User Guide                                                   (YEN)6160     (YEN)6160      (YEN)6160
docturbomole                                                                                       $40           $40            $40

MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.


                      SOFTWARE  DESCRIPTION                                                 COMMERCIAL    GOVERNMENT       ACADEMIC
                      ---------------------                                                 ----------    ----------       --------

TurboNMR              TurboNMR: Requires Insight II and Turbomole.                        (YEN)2310000  (YEN)1155000    (YEN)346500
turbonmr                                                                                       $15,000        $7,500         $2,250

Viscoelasticity       Viscoelasticity: Estimates the Dynamical mechanical                 (YEN)1540000   (YEN)770000    (YEN)231000
viscoelas             response of dilute polymer solutions.Requires Insight II.                $10,000        $5,000         $1,500

X-AutoFit             X-AutoFit: Chain tracing and model building for protein             (YEN)3542000  (YEN)1771000    (YEN)531300
xautofit              crystallography. Requires QUANTA. X-Build recommended.                   $23,000       $11,500         $3,450
                      Host-locked license.

X-AutoFit/X-Build     X-AutoFit/X-Build bundle:                                           (YEN)6314000  (YEN)3157000    (YEN)947100
xautofitxbuild                                                                                 $41,000       $20,500         $6,150

X-AutoFit/X-Build/X-  X-AutoFit/X-Build/X-Ligand bundle:                                  (YEN)9086000  (YEN)4543000   (YEN)1362900
xautofitxbuildxligand                                                                          $59,000       $29,500         $8,850

X-AutoFit/X-Ligand    X-AutoFit/X-Ligand bundle:                                          (YEN)6314000  (YEN)3157000    (YEN)947100
xautofitxligand                                                                                $41,000       $20,500         $6,150

X-Build               X-Build: Final model building, interface to X-PLOR. Requires        (YEN)3542000  (YEN)1771000    (YEN)531300
xbuild                QUANTA, X-PLOR. Includes X-SOLVATE. Host-locked                          $23,000       $11,500         $3,450
                      license.

X-Build/X-Ligand      X-Build/X-Ligand bundle:                                            (YEN)6314000  (YEN)3157000    (YEN)947100
xbuildxligand                                                                                  $41,000       $20,500         $6,150

X-Ligand              X-Ligand:                                                           (YEN)3542000  (YEN)1771000    (YEN)531300
xligand                                                                                        $23,000       $11,500         $3,450

X-PLOR Reference      X-PLOR Reference                                                       (YEN)6930     (YEN)6930      (YEN)6930
docxplor                                                                                           $45           $45            $45

X-PLOR                X-PLOR: Software for x-ray and NMR structure determination          (YEN)6160000  (YEN)3080000    (YEN)924000
xplor                 and refinement. Host-locked license.                                     $40,000       $20,000         $6,000

X-PLOR/DG             X-PLOR/DG: Software for NMR structure determination                 (YEN)4620000  (YEN)2310000    (YEN)693000
xplordg               including distance geometry. Host-locked license.                        $30,000       $15,000         $4,500

X-PLOR/Refine         X-PLOR/Refine: Software for refinement of x-ray structures.         (YEN)4620000  (YEN)2310000    (YEN)693000
xplorrefine           Host-locked license.                                                     $30,000       $15,000         $4,500

X-Ray Structure       X-Ray Structure Analysis User's Guide                                  (YEN)5390     (YEN)5390      (YEN)5390
docqxray                                                                                           $35           $35            $35

XSight                XSight: Comprehensive system for protein crystallography.           (YEN)9240000  (YEN)4620000   (YEN)1386000
xsight                                                                                         $60,000       $30,000         $9,000

Zindo User Guide      XSIGHT User Guide                                                     (YEN)11550    (YEN)11550     (YEN)11550
docxsight                                                                                          $75           $75            $75

Xtal View             Xtal View: Phasing and model fitting.                               (YEN)4620000  (YEN)2310000    (YEN)693000
xtalview                                                                                       $30,000       $15,000         $4,500

XtalView User Guide   XtalView User Guide                                                    (YEN)7700     (YEN)7700      (YEN)7700
docxtalview                                                                                        $50           $50            $50

Zindo                 Zindo:                                                              (YEN)3850000  (YEN)1925000    (YEN)577500
zindo                                                                                          $25,000       $12,500         $3,750

Zindo User Guide      Zindo User Guide                                                       (YEN)6930     (YEN)6930      (YEN)6930
doczindo                                                                                           $45           $45            $45




MSI Price List (10/96) expressed in Japanese Yen for sales in Japan                                      Molecular Simulations Inc.

                       SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT  ACADEMIC
                       ------------------------------------------------------------------   ----------  ----------  --------
Affinity               Affinity: Flexibly and automatically docks potential ligands           $ 13,000    $  6,500  $   1,950
affinity               into an active site.  Requires Insight II and Discover.

Affinity User Guide    Affinity User Guide                                                    $     59    $     59  $      59
docaffinity

Amorphous Cell         Amorphous Cell: Construction and Analysis tools for                    $ 26,000    $ 13,000  $   3,900
amorphcell             amorphous bulk polymers and interfacial phenomena.
                       Requires Insight II.

Apex-3D                Apex-3D: Requires Insight II.                                          $ 52,000    $ 26,000  $   7,800
apex3d

Apex-3D User Guide     Apex-3D User Guide                                                     $     65    $     65  $      65
docapex3d

AXXESS (1 user)        Axxess: X-terminal access to Insight II. Prices are per                $  7,150    $  3,575  $   1,073
axxess01               license. Requires Insight II to be licensed on the host
                       workstation. Annual license.

AXXESS (2-5 user)      Axxess: X-terminal access to Insight II. Prices are per                $  5,363    $  2,682  $     805
axxess02               license. Requires Insight II to be licensed on the host
                       workstation. Annual license.

AXXESS (6+ user)       Axxess: X-terminal access to Insight II. Prices are per                $  4,485    $  2,243    $673.40
axxess06               license. Requires Insight II to be licensed on the host
                       workstation. Annual license.

Biopolymer             Biopolymer: Requires Insight II.                                       $ 16,250    $  8,125  $   2,438
biopolymer

Brookhaven Protein     Brookhaven Protein Databank: Database of protein crystal               $  1,300    $  1,300  $   1,300
bnlpdb01               and NMR structures from BNL. One copy. Annual license.


Brookhaven Protein     Brookhaven Protein Databank: Database of protein crystal               $  2,340    $  2,340  $   2,340
bnlpdb02               and NMR structures from BNL. Two updates. Annual
                       license.

Brookhaven Protein     Brookhaven Protein Databank: Database of protein crystal               $  4,420    $  4,420  $   4,420
bnlpdb04               and NMR structures from BNL. Four updates. Annual
                       license.

C2 1.5 New             C2 1.5 New Features Supplement                                         $     98    $     98  $      98
docc215new

C2 1.6 New             C2 1.6 New Features Supplement                                         $     98    $     98  $      98
docc216new

C2.ADF                 C2.ADF: Amsterdam Density Functional  code.                            $ 29,250    $ 14,625  $   4,388
c2adf                  Executable only. Floating license.

C2.ADF Interface       C2.ADF Interface: Provides an interface to the Amsterdam               $  9,750    $  4,875  $   1,463
c2adfint               Density Functional program. User interface only. Floating
                       license.

C2.Alignment           C2.Alignment: Molecular similarity and superpositioning                $  6,500    $  3,250  $     975
c2alignment            methods. Floating license.

C2.Amorphous           C2.Amorphous Builder: Builds models of amorphous                       $  6,500    $  3,250  $     975
c2amorphbldr           polymers and polymer/solvent systems. Floating license.

C2.Analog Builder      C2.Analog Builder: Builds a congeneric collection/library of           $  6,500    $  3,250  $     975
c2analogbldr           chemical structures. Floating license.

C2.Blends              C2.Blends: Predicts phase behavior and phase diagrams.                 $ 19,500    $  9,750  $   2,925
c2blends               Requires C2.OFF. Floating license.

C2 Builders User       C2 Builders User Reference                                             $     98    $     98  $      98
docc2builder

C2.CASTEP              C2.CASTEP: A quantum mechanics code for materials                      $ 55,250    $ 27,625  $   8,288
c2castep               science, the solid state, and surfaces. Executable only.
                       Floating license.

MSI Price List (10/96) expressed in US dollars for sales in Korea                                   Molecular Simulations Inc.

                       SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT  ACADEMIC
                       ------------------------------------------------------------------   ----------  ----------  --------
C2.CASTEP              C2.CASTEP Interface: Provdes an interface to the CASTEP                $  9,750    $  4,875  $   1,463
c2castepint            program. Requires C2.Crystal Builder. C2.SurfaceBuilder
                       recommended. User interface only. Floating license.

C2.Conformers          C2.Conformers: Provides conformational search algorithms               $  9,750    $  4,875  $   1,463
c2conformers           and analysis tools for molecular structures. Requires
                       C2.OFF.  C2.MMFF recommended for Life Science
                       applications. Floating license.

C2.Crystal Builder     C2.Crystal Builder: 3-D periodic crystal structure                     $  6,500    $  3,250  $     975
c2crystalbldr          construction and display. Floating license.

C2.Crystal Packer      C2.Crystal Packer: Minimizes the energy of molecular                   $  6,500    $  3,250  $     975
c2crystalpckr          crystals under full symmetry conditions. Requires
                       C2.Crystal Builder. Floating license.

C2.DB Access           C2.DB Access: Provides access to Catalyst and MDL ISIS                 $  6,500    $  3,250  $     975
c2dbaccess             database searching programs. Requires Catalyst/Info or
                       MDL ISIS. Floating license.

C2.Descriptor+         C2.Descriptor+: Materials Science QSAR descriptors.                    $  6,500    $  3,250  $     975
c2descriptor           Requires C2.QSAR+. C2.Genetic Algorithms and
                       C2.Analog Builder recommended. Floating license.

C2.Descriptor+         C2.Descriptor+: Materials Science QSAR descriptors.                    $  6,500    $  3,250  $     975
c2desc1                Requires C2.QSAR+. C2.Genetic Algorithms and
                       C2.Analog Builder recommended. Floating license.

C2 Diffraction and     C2 Diffraction and Microscopy User's Reference                         $     98    $     98  $      98
docc2diffmicro

C2.Diffraction-Amor    C2.Diffraction-Amorphous: Simulates non-crystalline                    $ 13,000    $  6,500  $   1,950
c2diffamorph           powder and fiber diffraction patterns and radial distribution functions. Floating license.

C2.Diffraction-Cryst   C2.Diffraction-Crystal: Simulates powder, fiber and single             $ 13,000    $  6,500  $   1,950
c2diffcrystal          crystal diffraction patterns. Requires C2.Crystal Builder.
                       Floating license.

C2.Diffraction-Fault   C2.Diffraction-Faulted: Simulates powder diffraction from              $  9,750    $  4,875  $   1,463
c2difffault            faulted or layered structures. Requires C2.Crystal Builder.
                       Floating license.

C2.Diversity           C2.Diversity: Provides diversity/similarity selection                  $ 45,500    $ 22,750  $   6,825
c2diversity            techniques and topological/information descriptors for the characterization of same. Requires C2.QSAR+. Floating
                       license.

C2.DLS                 C2.DLS: Predicts structures of inorganic framework crystals            $  9,750    $  4,875  $   1,463
c2dls                  using geometric refinement. Requires C2.Crystal Builder.
                       Floating license.

C2.Dynamics            C2.Dynamics: Performs molecular dynamics simulations and               $ 19,500    $  9,750  $   2,925
c2dynamics             analysis. Requires C2.OFF. Floating license.

C2.EXAFS               C2.EXAFS: Simulates, analyzes and refines EXAFS data.                  $ 26,000    $ 13,000  $   3,900
c2exafs                Includes EXCURVE code. Floating license.

C2.Force Field         C2.Force Field Editor: Provides force field customization              $  6,500    $  3,250  $     975
c2ffeditor             tools. Requires C2.OFF. Floating license.

C2.Gaussian            C2.Gaussian Interface: Provides an interface to the                    $  9,750    $  4,875  $   1,463
c2gaussian             non-empirical Gaussian program. User interface only.
                       Floating license.

C2.Genetic             C2.Genetic Algorithims: Genetic function approximation                 $  6,500    $  3,250  $     975
c2geneticalgo          applied to QSAR. Floating license.

MSI Price List (10/96) expressed in US dollars for sales in Korea                                   Molecular Simulations Inc.

                       SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT   ACADEMIC
                       ---------------------                                                ----------  ----------   --------
C2.HRTEM               C2.HRTEM: Simulates HRTEM images and dynamical                         $ 19,500    $  9,750  $   2,925
c2hrtem                diffraction patterns in crystals, interfaces and defects.
                       Requires C2.Crystal Builder. Floating license.

C2 Hypothesis and      C2 Hypothesis and Receptor Models User's Reference                     $     98    $     98  $      98
docc2hyporec

C2 Installation and    C2 Installation and Administration Guide                               $     65    $     65  $      65
docc2install

C2.Interface Builder   C2.Interface Builder: Definition and display of interfaces between     $  3,250    $  1,625  $     488
c2interfacebldr        crystal structures.  Requires C2.Crystal Builder.
                       Floating license.

C2.LEED/RHEED          C2.LEED/RHEED: Simulates kinematic Low Energy and                      $  9,750    $  4,875  $   1,463
c2leedrheed            Reflection High Energy Electron Diffraction patterns.
                       Requires C2.Surface Builder. Floating license.

C2 Material Science    C2 Material Science Tutorial Guide                                     $     98    $     98  $      98
docc2matsci

C2.Mechanical          C2.Mechanical Properties: Predicts the mechanical behavior             $ 13,000    $  6,500  $   1,950
c2mechprops            of bulk materials. Requires C2.Crystal Builder, C2.OFF,
                       C2.Minimizer, C2.Dynamics. Floating license.

C2.MFA                 C2.MFA: Molecular field analysis for 3D QSAR. Requires                 $ 26,000    $ 13,000  $   3,900
c2mfa                  C2.OFF, C2.QSAR+, C2.FFEditor. Floating license.

C2.Minimizer           C2.Minimizer: Performs energy minimization of molecular and            $ 13,000    $  6,500  $   1,950
c2minimizer            periodic structures. Requires C2.OFF. Floating license.

C2.MMFF                C2.MMFF: Provides Merck Molecular Modeling Force Field for             $ 13,000    $  6,500  $   1,950
c2mmff                 use with Drug Discovery applications. Requires C2.OFF.
                       Floating license.

C2 Modeling            C2 Modeling Environment User's Reference                               $     98    $     98  $      98
docc2modenv

C2.MOPAC               C2.MOPAC Interface: Provides an interface to the                       $  6,500    $  3,250  $     975
c2mopac                semi-empirical MOPAC program. Includes MOPAC 6.0.
                       Floating license.

C2.Morphology          C2.Morphology: Predicts and analyzes crystal morphology                $ 19,500    $  9,750  $   2,925
c2morphology           from  internal crystal structure. Requires C2.Crystal Builder,
                       C2.OFF. Floating license.

C2.Open Force Field    C2.Open Force Field: Open force field includes library of              $ 13,000    $  6,500  $   1,950
c2off                  standard materials force fields. Includes Dreiding, Universal, and other force fields. Floating license.

C2.Polymer Builder     C2.Polymer Builder: Construction of polymer chains.                    $  6,500    $  3,250  $     975
c2polymerbldr          Includes monomer libraries. Floating license.

C2.Polymer             C2.Polymer Properties: Calculates polymer physical                     $ 13,000    $  6,500  $   1,950
c2polyprops            properties and structure. Floating license.

C2.Polymorph           C2.Polymorph: Predicts polymorphs of organic molecules.                $ 97,500    $ 97,500  $  97,500
c2polymorph            Requires C2.Crystal Builder, C2.OFF. Floating license.

C2.Powder Indexing     C2.Powder Indexing: Allows powder diffraction patterns to be           $  6,500    $  3,250  $     975
c2powderindx           indexed. Includes TREOR code. Floating license.

C2 Property            C2 Property Prediction User's Reference                                $     98    $     98  $      98
docc2proppred

C2.QSAR+               C2.QSAR+: Comprehensive toolkit for 2D and 3D QSAR.                    $ 26,000    $ 13,000  $   3,900
c2qsar                 Floating license.

C2 QSAR+ User's        C2 QSAR+ User's Reference                                              $     98    $     98  $      98
docc2qsar

MSI Price List (10/96) expressed in US dollars for sales in Korea                                    Molecular Simulations Inc.

                       SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT   ACADEMIC
                       ---------------------                                                ----------  ----------   --------
C2 Quantum             C2 Quantum Mechanics Workbench User's Reference                        $     98    $     98  $      98
docc2qmw

C2.Receptor            C2.Receptor: Toolkit for creation and evaluation of                    $ 13,000    $  6,500  $   1,950
c2receptor             pseudo-receptor models. Floating license.

C2.Rietveld            C2.Rietveld: Performs crystal structure refinement and                 $ 19,500    $  9,750  $   2,925
c2rietveld             quantitative phase analysis using DBWS or GSAS. Requires
                       C2.Crystal Builder. Includes DBWS code. Floating license.

C2.SDK                 C2.SDK Programmer's Guide                                              $     98    $     98  $      98
docc2sdkprog

C2.SDK-3rd party       C2.SDK:  Refer all third party opportunities directly to New                N/A         N/A        N/A
c2sdk3rdparty          Business Development (John Delli Santi).

C2.SDK-internal first  C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                  N/A         N/A  $  10,400
c2sdkfacds             Multi-user SDK license for an academic resaearch group.
                       Includes full support for one designated user.

C2.SDK-internal first  C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                  N/A         N/A  $   6,500
c2sdkfac               Multi-user SDK license for an academic resaearch group.
                       Support not included.

C2.SDK-internal first  C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                  N/A         N/A  $   3,900
c2sdkres               Multi-user SDK license for an academic research group.
                       Support not included.  Additional licenses priced at $500
                       each.

C2.SDK-internal        C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.             $  3,900    $  3,900        N/A
c2skdintadd            Support limited to two named users at site (one for academic);
                       training not included in price.  Price per additional license.

C2.SDK-internal first  C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.             $ 52,000    $ 52,000        N/A
c2skdintfirst          Support limited to two named users at site (one for academic);
                       training not included in price.

C2 Simulation Tools    C2 Simulation Tools User's Reference                                   $     98    $     98  $      98
docc2simtool

C2.Sorption            C2.Sorption: Predicts adsorption properties of microporous             $ 19,500    $  9,750  $   2,925
c2sorption             materials. Requires C2.Crystal Builder, C2.OFF. Floating
                       license.

C2.Super ADF           C2.Super ADF: Amsterdam Density Functional code for                    $ 87,750    $ 43,875  $  13,163
c2superadf             supercomputers. Executable only. Host-locked license.

C2.Super CASTEP        C2.CASTEP: A quantum mechanics code for materials                      $165,750    $ 82,875  $  24,863
c2supercastep          science, the solid state, and surfaces. Executable only.
                       Host-locked license.

C2.Surface Builder     C2.Surface Builder: Surface chemistry 2-D periodic model               $  3,250    $  1,625  $     488
c2surfacebldr          builder. Requires C2.Crystal Builder. Floating license.

C2 Using Command       C2 Using Command Scripts                                               $     65    $     65  $      65
docc2command

C2.Visualizer          C2.Visualizer: Comprehensive chemical computing                        $  6,500    $  6,500  $     975
c2visualizer           environment. Required core product. Floating license.

C2.X-GEN               C2.X-GEN: Integrated  package for the processing and                   $ 19,500    $  9,750  $   2,925
c2xgen                 reduction of diffraction data from area detectors. Requires
                       C2.Visualizer. Floating license.

Catalysis User         Catalysis User Guide                                                   $     65    $     65  $      65
doccatalysis

MSI Price List (10/96) expressed in US dollars for sales in Korea                         Molecular Simulations Inc.

                       SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                       --------------------                                                 ----------  ----------   --------
Catalysis and          Catalysis/Sorption Consortium:  Customers must purchase                $273,000         N/A        N/A
conscatsorp            licenses for Insight II, Discover, Solids Builder, Sorption,
                       Solids Docking, and Reaction Patterns for $60,000. Members
                       receive 3 copies of all software developed during Phase II.

                       Catalyst Installation Guide and Release Notes                          $     33    $     33  $      33
doccatinstall

                       Catalyst Tutorials                                                     $     59    $     59  $      59
doccattutorial

Catalyst/ACD           Catalyst/ACD: Available Chemicals Directory. Requires                  $ 13,000    $ 13,000  $  13,000
catacd01               Catalyst/Info. Annual License.

Catalyst/ACD (2-10     Catalyst/ACD: Available Chemicals Directory. Requires                  $ 24,700    $ 24,700  $  24,700
catacd02               Catalyst/Info. Annual License.

Catalyst/ACD           Catalyst/ACD: Available Chemicals Directory. Requires                  $ 32,500    $ 32,500  $  32,500
catacd11               Catalyst/Info. Annual License.

Catalyst/BioByte       Catalyst/BioByte Master File: 25,000 small molecules,                  $  9,100    $  9,100  $   9,100
catbiobyte             Pomona College Medicinal Chemistry. Requires
                       Catalyst/Info. Annual license.

Catalyst/View          Catalyst/Compare:  Provides query-query,                               $ 28,600    $ 14,300  $   4,290
catcompare             compound-compound, and query-compound comparision and
                       overaly functionality.  Floating License.

Catalyst/DB Server     Catalyst/DB Server: Database server for Catalyst. Requires             $ 18,200    $  9,100  $   2,730
catdbserver            Catalyst/View. Floating license.

Catalyst/Derwent's     Catalyst/Derwent: Catalog of 40,000 compounds and                      $ 35,100    $ 35,100  $  35,100
carderwent11           descriptive data. Requires Catalyst/Info. Annual license.

Catalyst/Derwent       Catalyst/Derwent: Catalog of 40,000 compounds and                      $ 19,500    $ 19,500  $  19,500
catderwent01           descriptive data. Requires Catalyst/Info. Annual license.

Catalyst/Derwent's     Catalyst/Derwent: Catalog of 40,000 compounds and                      $ 29,250    $ 29,250  $  29,250
catderwent02           descriptive data. Requires Catalyst/Info. Annual license.

Catalyst/Hypo          Catalyst/Hypo: Allows additional simultaneous batch                    $ 54,600    $ 27,300  $   8,190
cathypo                hypothesis generation. Requires Catalyst/View. Floating
                       license.

Catalyst/Info          Catalyst/Info: Integrated 1D, 2D, 3D chemical database                 $ 36,400    $ 18,200  $   5,460
catinfo                system. Requires Catalyst/View. Floating license.

Catalyst/Maybridge     Catalyst/Maybridge: Catalog of 47,000 compounds. Included              $      0    $      0  $       0
catmaybridge           with Catalyst/Info. Annual license.

Catalyst/NCI           Catalyst/NCI: National Cancer Institute database with 98,000           $      0    $      0  $       0
catnci                 registered compounds. Included with Catalyst/Info. Annual
                       license.

Catalyst/Shape         Catalyst/Shape: Performs multiconformation shape similarity            $ 23,400    $ 11,700  $   3,510
catshape               searching. Calculates 3D shape descriptors for the
                       characterization of combinatorial libraries. Requires
                       Catalyst/View and Catalyst/DB Server. Catalyst/Info
                       recommended. Floating license.

Catalyst/View          Catalyst/View: Drug discovery environment for identifying              $ 35,100    $ 35,100  $   5,265
catview                active, structurally diverse leads for both the medicinal
                       chemist and modeler. Floating license.

Catalyst/View          Catalyst/Visualizer:  Drug discover environment for                    $  6,500    $  6,500  $     975
catvisualizer          identifying active, structurally diverse leads for both the medicinal chemist and modeler.  Floating license.

CFF 95                 CFF 95: Requires Discover.                                             $ 19,500    $  9,750  $   2,925
cff95

MSI Price List (10/96) expressed in US dollars for sales in Korea                                  Molecular Simulations Inc.

                       SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                       --------------------                                                 ----------  ----------   --------
Characterize           Characterize: Base Module requirement for most analytical              $  3,900    $  1,950  $     585
characterize           simulations in InsightII. Includes geometric analysis tools.
                       Part of Catalysis Consortium. Requires Insight II.

CHARMm Command         CHARMm Command Dictionary  Part One and Two                            $     46    $     46  $      46
doccharmmdict

CHARMm                 CHARMm: Comprehensive force field and program for energy               $ 50,700    $ 25,350  $   7,605
charmm                 calculations. Includes extensive parameter library.
                       Host-locked license.

CHARMm Principles      CHARMm Principles                                                      $     65    $     65  $      65
doccharmmprin

CHARMm/MMFF            CHARMm/MMFF: Merck Molecular force field option to                     $ 13,000    $  6,500  $   1,950
charmmmmff             CHARMm. Includes extensive parameter library. Requires
                       QUANTA, CHARMm. Host-locked license.

CombiChem (1996        CombiChem Consortium: Customers must also purchase                     $110,500    $      0  $       0
conscombi              licenses for C2 Drug Discovery software. Members receive
                       software licenses per agreement.

ConFirm                ConFirm: Conformational model generator using poling to                $ 26,000    $ 13,000  $   3,900
confirm                promote "coverage".  Floating license.

ConFirm User's         ConFirm User's Guide                                                   $     65    $     65  $      65
docconfirm

Consensus              Consensus: Requires Insight II and Homology.                           $ 23,400    $ 11,700  $   3,510
consensus

Consensus User         Consensus User Guide                                                   $     59    $     59  $      59
docconsensus

                       Consulting (daily)                                                     $  2,340    $  2,340  $   2,340
consulting

Converter              Converter: Requires Insight II and Sketcher.                           $ 32,500    $ 16,250  $   4,875
converter

Converter User         Converter User Guide                                                   $     39    $     39  $      39
docconverter

Crystal Cell           Crystal Cell: Study Energetics of Crystalline polymer                  $ 13,000    $  6,500  $   1,950
crystalcell            systems. Requires Insight II.

DeCipher               DeCipher: Requires Insight II, Analysis, and Discover.                 $ 13,000    $  6,500  $   1,950
decipher

DeCipher User          DeCipher User Guide                                                    $     46    $     46  $      46
docdecipher

DelPhi and             DelPhi and Solvation User Guide                                        $     65    $     65  $      65
docdelphi

DelPhi                 DelPhi: Requires Insight II.                                           $ 46,800    $ 23,400  $   7,020
delphi

Diffraction            Diffraction: X-ray and Electron single crystal and powder              $ 13,000    $  6,500  $   1,950
diffraction            Diffaction, Crystalline, Amorphous and Fiber diffraction.
                       Requires Insight II and Characterize.

DISCON/NOESYSI         DISCON/NOESYSIM: Software for generating restraints                    $  8,125    $  4,063  $1,219.40
discon                 using relaxation matrix analysis. For use with NMR Structure
                       Determination. Host-locked license.

Discover (3 parts)     Discover (3 parts)                                                     $     98    $     98  $      98
docdiscover

MSI Price List (10/96) expressed in US dollars for sales in Korea                                  Molecular Simulations Inc.

                       SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                       --------------------                                                 ----------  ----------   --------
Discover               Discover: A molecular mechanics simulation environment                 $ 50,700    $ 25,350  $   7,605
discover               offering energy minimization, dynamics and Monte Carlo
                       techniques. Requires Insight II.

Dmol                   Dmol: Local Density Functional quantum mechanics code.                 $ 39,000    $ 19,500  $   5,850
dmol                   molecular systems only. Symmetry supported.
                       InsightII Recommended

DMol User Guide        DMol User Guide                                                        $     65    $     65  $      65
docdmol

DSolid                 DSolid: Requires Insight II.                                           $ 65,000    $ 32,500  $   9,750
dsolid

EOM (1996 fee;         EOM Consortium: Customers must also purchase licenses                  $182,000    $      0  $       0
conseom                for Insight II, Discover, and Solids Builder for $40,000 and at
                       least one EOM code product for $45,000. Members receive
                       3 copies of all software developed during Phase II.

EOM-DSolid             EOM-DSolid                                                             $     65    $     65  $      65
docdsolid

EOM-ESOCS              EOM-ESOCS                                                              $     52    $     52  $      52
docesocs

EOM-Fast Stucture      EOM-Fast Stucture                                                      $     52    $     52  $      52
docfaststr

EOM-Plane Wave         EOM-Plane Wave                                                         $     52    $     52  $      52
docplanewave

ESOCS                  ESOCS: Requires Insight II.                                            $ 65,000    $ 32,500  $   9,750
esocs

EXAFS                  EXAFS: FEFF EXAFS scattering simulation. Requires Insight              $  6,500    $  3,250  $     975
exafs                  II and Characterize.

FastStruct/SimAnn      FastStruct/SimAnn: Requires Insight II.                                $ 65,000    $ 32,500  $   9,750
faststruct

Felix for Windows      Felix for Windows:                                                     $  1,950    $  1,950  $   1,300
felixwin01

Felix for Windows      Felix for Windows:                                                     $  6,500    $  6,500  $   4,323
felixwin05

Felix for Windows      Felix for Windows:                                                     $  9,750    $  9,750  $   6,500
felixwin10

Felix for Windows      Felix for Windows:                                                     $ 19,500    $ 19,500  $  13,000
felixwin25

Felix for Windows      Felix for Windows: Requires an existing license for Felix              $    384    $    384  $     254
felixwinupgr01         for Windows.

Felix for Windows      Felix for Windows: Requires an existing license for Felix              $  1,300    $  1,300  $     813
felixwinupgr10         for Windows.

Felix User Guide,      Felix User Guide, Tutorial, and Reference Guide                        $     98    $     98  $      98
docfelix

Felix-2D               Felix-2D:                                                              $ 26,000    $ 13,000  $   3,900
felix2d

Felix-Assign           Felix-Assign: Requires Felix-2D or Felix-ND.                           $ 39,000    $ 19,500  $   5,850
felixassign

Felix-Model            Felix-Model: Requires Felix-2D or Felix-ND.                            $ 19,500    $  9,750  $   2,925
felixmodel

Felix-ND               Felix-ND:                                                              $ 39,000    $ 19,500  $   5,850
felixnd

MSI Price List (10/96) expressed in US dollars for sales in Korea                                  Molecular Simulations Inc.

                        SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                        --------------------                                                 ----------  ----------   --------
Felix-X-Remote          Felix-X-Remote: Requires any Felix.                                    $  6,500    $  3,250  $     975
felixxremote

File Formats            File Formats Reference                                                 $     52    $     52  $      52
docfileformats

Flexiblend              Flexiblend: Requires Insight II and Discover.                          $ 13,000    $  6,500  $   1,950
flexiblend

HipHop                  HipHop: Feature-based alignment tool for 3D QSAR and 3D                $ 26,000    $ 13,000  $   3,900
hiphop                  search queries. Floating license.

HipHop User's Guide     HipHop User's Guide                                                    $     65    $     65  $      65
dochiphop

Homology                Homology: Requires Insight II and Discover.                            $ 39,000    $ 19,500  $   5,850
homology

Homology User Guide     Homology User Guide                                                    $     65    $     65  $      65
dochomology

Insight (2 parts)       Insight (2 parts)                                                      $     65    $     65  $      65
docinsight

Insight 300 Release     Insight 300 Release Documentation                                      $     26    $     26  $      26
docins300

Insight 950 Release     Insight 950 Release Documentation                                      $     26    $     26  $      26
docins950

Insight AXXESS          Insight AXXESS User Guide                                              $     46    $     46  $      46
docaxxess

                        Insight II 4.0.0 Release Documentation                                 $     26    $     26  $      26
docins400

                        Insight II 4.0.0 User's Guide                                          $     65    $     65  $      65
docins400user

Insight II              Insight II: General chemical modeling envioronment with                $ 16,250    $  8,125  $   2,438
insight                 customizable macro interface.

Interphases             Interphases: Calculate statistical properties of mono and              $ 13,000    $  6,500  $   1,950
interphases             bilayers in a polyemeric interphase system. Requires Insight
                        II.

IR_Raman                IR_Raman: Simulation and display of Infra-Red vibrational              $  6,500    $  3,250  $     975
irraman                 spectra and normal mode analysis. Requires Insight II and
                        Characterize.

License Guide           License Guide                                                          $     33    $     33  $      33
doclicense

Ligand Design User      Ligand Design User Guide                                               $     39    $     39  $      39
docligand

Ludi                    Ludi: Requires Insight II.                                             $ 39,000    $ 19,500  $   5,850
ludi

Ludi/ACD                Ludi/ACD: Requires Ludi.                                               $ 13,000    $  6,500  $   3,900
ludiacd

                        MADSYS: Provides phasing for multiple anomalous                        $ 13,000    $  6,500  $   1,950
madsys                  dispersion data.  Requires XSIGHT.

MCSS/Hook               MCSS/HOOK: Receptor structure-based ligand design with                 $ 29,250    $ 14,625  $   4,388
mcsshook                database search. Requires QUANTA, CHARMm. Host-locked
                        license.

MCSS/Hook User's        MCSS/Hook User's Guide                                                 $     65    $     65  $      65
docmcsshook

MSI Price List (10/96) expressed in US dollars for sales in Korea                                   Molecular Simulations Inc.

                        SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                        --------------------                                                 ----------  ----------   --------
Miscibility             Miscibility: Requires Insight II, Phase Diagram, Flexiblend,           $ 13,000    $  6,500  $   1,950
miscibility             and Synthia.

Modeler                 Modeler (for Insight II): Provides automated homology                  $ 29,900    $ 14,950  $   4,485
insmodeler              modeling. Requires Insight II and Homology. Host-locked
                        license.

Modeler                 Modeler (for QUANTA): Provides automated homology                      $ 29,900    $ 14,950  $   4,485
modeler                 modeling. Requires QUANTA. Host-locked license.

Morphology              Morphology: Predicts and analyzes crystal morphology from              $  6,500    $  3,250  $     975
morphology              internal crystal structure. Requires InsightII, Solids_Builder, and Characterize.

Networks                Networks: Monte Carlo technique for study network formation            $ 13,000    $  6,500  $   1,950
networks                and cross-linking. Requires Insight II.

NMR Compass             NMR.Compass: Software for computer aided assignment and                $ 32,500    $ 16,250  $   4,875
nmrcompass              analysis of multidimensional data. QUANTA recommended.
                        Host-locked license.

NMR.Compass User        NMR.Compass User Guide                                                 $     98    $     98  $      98
docnmrcompass

NMR Pipe                NMR.Pipe: Software for multidimensional NMR spectral                   $ 39,000    $ 19,500  $   5,850
nmrpipe                 processing. Stand-alone executable only; no integration with
                        NMR.Compass. Host-locked license.

NMR.Pipe User's         NMR.Pipe User's Guide                                                  $     33    $     33  $      33
docnmrpipe

NMR Refine              NMR Refine Advance: Requires Insight II and Discover.                  $ 52,000    $ 26,000  $   7,800
nmrrefineadv

NMR Refine              NMR Refine Complete: Includes NMR Refine Advance and                   $ 78,000    $ 39,000  $  11,700
nmrrefinecom            NMR Refine DG. Requires Insight II and Discover.

NMR Refine DGII         NMR Refine DGII: Requires Insight II.                                  $ 39,000    $ 19,500  $   5,850
nmrrefinedg

NMR Structure           NMR Structure Determination: Software for structure                    $ 29,900    $ 14,950  $   4,485
nmrstructure            generation and strucuture analysis/evaluation. Requires
                        QUANTA. Host-locked license.

NMRchitect User         NMRchitect User Guide                                                  $     65    $     65  $      65
docnmrchitect

Open Interface          Open Interface Programmer Guide                                        $     65    $     65  $      65
docopenint

Open Interface          Open Interface: Requires Insight II. Annual license pricing            $  6,500    $  6,500  $     975
openint                 ($3333 license fee, $1667 maintenance fee).

PEFC Associate          PEFC Associate Membership: Non-voting membership.                      $  6,500    $  3,250  $     975
conspefcasso2           1 force field seat. No consortium software or databases.
                        No workshop attendance. Limited suppport. Not available for new memberships.  Price per year after first year.

PEFC Executive          PEFC Executive Membership: Voting membership. 8 force                  $ 58,500    $ 29,250  $   8,775
conspefcexec1           field seats. Site license for consortium software and
                        databases. Workshop attendance available at additional cost.
                        Support included. Price per year, 3 year commitment.

PEFC Executive          PEFC Executive Membership: Voting membership. 8 force                  $ 32,500    $ 16,250  $   4,875
conspefcexec2           field seats. Site license for consortium software and
                        databases. Workshop attendance available at additional cost.
                        Support included. Price per year after first 3 years.

MSI Price List (10/96) expressed in US dollars for sales in Korea                                   Molecular Simulations Inc.

                        SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                        --------------------                                                 ----------  ----------   --------
PEFC Standard           PEFC Standard Membership: Non-voting membership. 3 force               $ 26,000    $      0  $       0
conspefcstd             field seats. 1 workstation license for consortium software and databases. Workshop attendance available at additional cost.
                        Support included. Price per year, 3 year commitment.

Phase Diagram           Phase Diagram: Calculate liquid-liquid phase diagrams for              $ 13,000    $  6,500  $   1,950
phasediagram            polymer solutions and blends. Requires Insight II.

Plane Wave              Plane Wave: Requires Insight II.                                       $ 65,000    $ 32,500  $   9,750
planewave

Polymer (3 parts)       Polymer (3 parts)                                                      $    130    $    130  $     130
docpolymer

Polymer (1-year:        Polymer Consortium: No products included in corsortium                 $117,000    $      0  $       0
conspolymer01           price. Customers advised to purchase licenses for Insight II,
                        Discover, and a variety of Polymer modules.

Polymer (3-year:        Polymer Consortium: No products included in corsortium                 $ 91,000    $      0  $       0
conspolymer03           price. Customers advised to purchase licenses for Insight II,
                        Discover, and a variety of Polymer modules. Price is per year.

Polymerizer             Polymerizer: Construction of polymer chains, Including                 $  9,750    $  4,875  $   1,463
polymerizer             monomer libraries. Requires InsightII.

PolyNMR                 PolyNMR: Predicts NMR spectra for polymer chains.                      $ 13,000    $  6,500  $   1,950
polynmr                 Requires Insight II and RIS.

PRISM                   PRISM: Predicts polymer blends miscibility based on                    $ 13,000    $  6,500  $   1,950
prism                   chemical composition. Requires Insight II.

Profiles 3D User        Profiles 3D User Guide                                                 $     59    $     59  $      59
docprofiles3d

Profiles-3D             Profiles-3D: Requires Insight II.                                      $ 22,750    $ 11,375  $   3,413
profiles3d

Protein Health          Protein Health: Provides identification of structural anomalies.       $ 13,000    $  6,500  $   1,950
health                  Requires QUANTA. Host-locked license.

Protein Modeling        Protein Modeling: System for homology and structural                   $ 39,000    $ 19,500  $   5,850
protein                 analysis of proteins. Requires QUANTA. Includes Protein
                        Design and Protein Health. Host-locked license.

QSPR                    QSPR: Quantitative Structure Property Relationships predicts           $ 13,000    $  6,500  $   1,950
qspr                    properties for a wide range of thermoplastic materials.
                        Requires Insight II.

QUANTA 4.1 New          QUANTA 4.1 New Features Supplement                                     $     65    $     65  $      65
docq41new

QUANTA Basic            QUANTA Basic Operations                                                $     46    $     46  $      46
docqbasicops

QUANTA core             QUANTA core: Complete molecular modeling environment.                  $ 26,000    $ 13,000  $   3,900
quanta                  CHARMm strongly recommended. Host-locked license.

QUANTA                  QUANTA Generating and Displaying Molecules                             $     46    $     46  $      46
docqgendisp

QUANTA NMR              QUANTA NMR Structure Determination User's Guide                        $     46    $     46  $      46
docqnmrstr

QUANTA Protein          QUANTA Protein Homology Modeling Tutorial                              $     46    $     46  $      46
docqhomology

QUANTA Protein          QUANTA Protein User's Reference                                        $     46    $     46  $      46
docqprotein

MSI Price List (10/96) expressed in US dollars for sales in Korea                                   Molecular Simulations Inc.

                          SOFTWARE DESCRITION                                               COMMERCIAL      GOVERNMENT   ACADEMIC
                          -------------------                                               ----------      ----------   --------
QUANTA                    QUANTA Simulation, Search, and Analysis                            $     46        $     46    $     46
docqsimsearch

                          QUANTA96 New Features Supplement                                   $     65        $     65    $     65
docq96new

QuanteMM                  QuanteMM                                                           $     65        $     65    $     65
docquantemm

QuanteMM                  QuanteMM: Hybrid QM/MM technique for optimizing large              $ 19,500        $  9,750    $  2,925
quantemm                  or periodic structures. Can use Mopac, Dmol or Turbomole as
                          QM engine. Requires Insight II and Discover

Reaction Patterns         Reaction Patterns: Reaction engineering toolkit.                   $ 13,000        $  6,500    $  1,950
reactpatterns             Complimentary tools for evaluation reaction trends. Requires
                          Insight II.

RIS                       RIS: Calculate conformational properties of polymer chains.        $ 13,000        $  6,500    $  1,950
ris                       Requires Insight II.

Search/Compare            Search/Compare: Requires Insight II.                               $ 26,000        $ 13,000    $  3,900
searchcomp

Search Compar             Search Compar User Guide                                           $     65        $     65    $     65
docsearchcomp

Sketcher                  Sketcher: 2-D sketcher with fast distance-geometry 3D              $  3,250        $  1,625    $    488
sketcher                  converter.

Solids Builder            Solids Builder: Crystal Building 3-D periodic structures, 2-D      $ 19,500        $  9,750    $  2,925
solidsbldr                Surfaces and Interfaces. Requires Insight II. Includes Solids
                          Adjustment.

                          Solids Diffusion: Studies the behavior of molecules iwthin         $ 13,000        $  6,500    $  1,950
solidsdiffusion           microporous host materials. Requires Insight II, Discover.

Solids Docking            Solids Docking: Highly automated procedures for investigation      $ 19,500        $  9,750    $  2,925
solidsdocking             of interactions of molecules with surfaces and porous
                          materials. Requires Insight II and Solids Builder and Discover             .

Solids Simulation         Solids Simulation: Lattice Minimization and Dynamics for           $ 13,000        $  6,500    $  1,950
solidssimul               Inorganic systems including Melt-Quench protocols for
                          creating silicate glasses. Requires Insight II.

Solids-NMR                Solids-NMR: Predicts Si29 Solid State NMR pattern for              $  6,500        $  3,250    $    975
solidsnmr                 Zeolites. Should rtecommend TurboNMR for higher degree of
                          accuracy. Requires Insight II and Characterize.

Sorption                  Sorption: Requires Insight II, Solids Builder.                     $ 19,500        $  9,750    $  2,925
sorption

Structure Image           Structure Image: Simulates HRTEM images and dynamical              $ 13,000        $  6,500    $  1,950
structimage               diffraction patterns in crystals, interfaces, layered material             s
                          and defects. Requires InsightII.Solids_Builder.

Structure Refine          Structure Refine: Interactive Reitveld refinement of Crystal       $ 13,000        $  6,500    $  1,950
structrefine              Structures through GSAS interface. Part of Catalysis
                          Consortium. Requires Insight II.

Structure Solve           Structure Solve: Simulated Annealing tools for solving             $ 13,000        $  6,500    $  1,950
structsolve               structures of organic and inorganic materials. Part of
                          Catalysis Consortium. Requires Insight II and Solids
                          Simulation.

Super CHARMm              Super CHARMm: Comprehensive force field and program for            $227,500        $113,750    $ 34,125
supercharmm               energy calculations. Includes extensive parameter library.
                          Supercomputers only. Includes source code. Host-locked
                          license.

MSI Price List (10/96) expressed in dollars for sales in Korea                                    Molecular Simulations Inc.

                          SOFTWARE DESCRITION                                                COMMERCIAL     GOVERNMENT   ACADEMIC
                          -------------------                                                ----------     ----------   --------
Super Discover             Super Discover: A molecular mechanics simulation                    $227,500       $113,750    $34,125
superdiscover              environment offering energy minimization, dynamics and
                           Monte Carlo techniques. Supercomputers only.  Host-locked license.

Super Dmol                 Super Dmol: Local Density Functional quantum mechanics              $117,000       $ 58,500    $17,550
superdmol                  code. molecular systems only. Symmetry supported.
                           Supercomputer version. InsightII Recommended

Super X-PLOR               Super X-PLOR: Software for refinement of x-ray structures for       $260,000       $130,000    $39,000
superxplor                 Category 3 machines. Supercomputers only. Includes source
                           code. Host-locked license.

Super X-PLOR/DG            Super X-PLOR/DG: Software for refinement of x-ray structures        $214,500       $107,250    $32,175
superxplordg               for supercomputers. Includes source code. Host-locked
                           license.

Super                      Super X-PLOR/Refine: Software for refinement of x-ray               $214,500       $107,250    $32,175
superxplorref              structures for supercomputers. Includes source code.
                           Host-locked license.

Synthia                    Synthia: Provides Rapide estimation of Many polymer                 $ 13,000       $  6,500    $ 1,950
synthia                    properties. Requires Insight II.

System Guide               System Guide                                                        $     52       $     52    $    52
docsystguide

Token Guide                Token Guide                                                         $     46       $     46    $    46
doctoken

Training-1 Day             Training:  Installation, new customer orientation and               $  1,950       $  1,950    $     0
train 1 daycust            demonstration.  Customer pays travel costs.

Training-2 Day             Training:  On Site Customized Workshop with a maximum of            $  6,500       $  5,200    $ 3,900
train2daycust              12 attendees.  Customers provides machines and facility, MSI provides instructor and materials.

Training-Workshop          Training:  Prepackaged Workshop Materials (5 copies) for            $  1,300       $  1,300    $ 1,300
trainmaterials             self-run workshops.  Choose from 8 units.

Training-2 Day             Training:  Regional Workshops with 10-15 attendees including        $  1,300       $    650    $   520
train2daystd               lecture and hands-on training.  Price per attendee.  Schedule published on WWW.

Turbomole                  Turbomole:                                                          $ 35,750       $ 17,875    $ 5,363
turbomole

Turbomole User             Turbomole User Guide                                                $     52       $     52    $    52
docturbomole

TurboNMR                   TurboNMR: Requires Insight II and Turbomole.                        $ 19,500       $  9,750    $ 2,925
turbonmr

Viscoelasticity            Viscoelasticity: Estimates the Dynamical mechanical                 $ 13,000       $  6,500    $ 1,950
viscoelas                  response of dilute polymer solutions.Requires Insight II.

X-AutoFit                  X-AutoFit: Chain tracing and model building for protein             $ 29,900       $ 14,950    $ 4,485
xautofit                   crystallography. Requires QUANTA. X-Build recommended.
                           Host-locked license.

X-AutoFit/X-Build          X-AutoFit/X-Build bundle:                                           $ 53,300       $ 26,650    $ 7,995
xautofitxbuild

X-AutoFit/X-Build/X-       X-AutoFit/X-Build/X-Ligand bundle:                                  $ 76,700       $ 38,350    $11,505
xautofitxbuildxligand

X-AutoFit/X-Ligand         X-AutoFit/X-Ligand bundle:                                          $ 53,300       $ 26,650    $ 7,995
xautofitxligand

MSI Price List (10/96) expressed in dollars for sales in Korea                                    Molecular Simulations Inc.

                      SOFTWARE DESCRITION                                                   COMMERCIAL      GOVERNMENT   ACADEMIC
                      -------------------                                                   ----------      ----------   --------
X-Build               X-Build: Final model building, interface to X-PLOR. Requires           $ 29,900       $ 14,950     $   4,485
xbuild                QUANTA, X-PLOR. Includes X-SOLVATE. Host-locked
                      license.

X-Build/X-Ligand      X-Build/X-Ligand bundle:                                               $ 53,300       $ 26,650     $   7,995
xbuildxligand

X-Ligand              X-Ligand:                                                              $ 29,900       $ 14,950     $   4,485
xligand

X-PLOR Reference      X-PLOR Reference                                                       $     59       $     59     $      59
docxplor

X-PLOR                X-PLOR: Software for x-ray and NMR structure determination             $ 52,000       $ 26,000     $   7,800
xplor                 and refinement. Host-locked license.

X-PLOR/DG             X-PLOR/DG: Software for NMR structure determination                    $ 39,000       $ 19,500     $   5,850
xplordg               including distance geometry. Host-locked license.

X-PLOR/Refine         X-PLOR/Refine: Software for refinement of x-ray structures.            $ 39,000       $ 19,500     $   5,850
xplorrefine           Host-locked license.

X-Ray Structure       X-Ray Structure Analysis User's Guide                                  $     46       $     46     $      46
docqxray

XSight                XSight: Comprehensive system for protein crystallography.              $ 78,000       $ 39,000     $  11,700
xsight

Zindo User Guide      XSIGHT User Guide                                                      $     98       $     98     $      98
docxsight

Xtal View             Xtal View: Phasing and model fitting.                                  $ 39,000       $ 19,500     $   5,850
xtalview

XtalView User Guide   XtalView User Guide                                                    $     65       $     65     $      65
docxtalview

Zindo                 Zindo:                                                                 $ 32,500       $ 16,250     $   4,875
zindo

Zindo User Guide      Zindo User Guide                                                       $     59       $     59     $      59
doczindo

MSI Price List (10/96) expressed in dollars for sales in Korea                                    Molecular Simulations Inc.

                          SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT  ACADEMIC
                          ---------------------                                                ----------  ----------  ---------
Affinity                  Affinity: Flexibly and automatically docks potential ligands           $ 12,000   $   6,000  $   1,800
affinity                  into an active site.  Requires Insight II and Discover.

Affinity User Guide       Affinity User Guide                                                    $     54   $      54  $      54
docaffinity

Amorphous Cell            Amorphous Cell: Construction and Analysis tools for                    $ 24,000   $  12,000  $   3,600
amorphcell                amorphous bulk polymers and interfacial phenomena.
                          Requires Insight II.

Apex-3D                   Apex-3D: Requires Insight II.                                          $ 48,000   $  24,000  $   7,200
apex3d

Apex-3D User Guide        Apex-3D User Guide                                                     $     60   $      60  $      60
docapex3d

AXXESS (1 user)           Axxess: X-terminal access to Insight II. Prices are per                $  6,600   $   3,300  $     990
axxess01                  license. Requires Insight II to be licensed on the host
                          workstation. Annual license.

AXXESS (2-5 user)         Axxess: X-terminal access to Insight II. Prices are per                $  4,950   $2,475.60    $742.80
axxess02                  license. Requires Insight II to be licensed on the host
                          workstation. Annual license.

AXXESS (6+ user)          Axxess: X-terminal access to Insight II. Prices are per                $  4,140   $   2,070    $621.60
axxess06                  license. Requires Insight II to be licensed on the host
                          workstation. Annual license.

Biopolymer                Biopolymer: Requires Insight II.                                       $ 15,000   $   7,500  $   2,250
biopolymer

Brookhaven Protein        Brookhaven Protein Databank: Database of protein crystal               $  1,200   $   1,200  $   1,200
bnlpdb01                  and NMR structures from BNL. One copy. Annual license.


Brookhaven Protein        Brookhaven Protein Databank: Database of protein crystal               $  2,160   $   2,160  $   2,160
bnlpdb02                  and NMR structures from BNL. Two updates. Annual
                          license.

Brookhaven Protein        Brookhaven Protein Databank: Database of protein crystal               $  4,080   $   4,080  $   4,080
bnlpdb04                  and NMR structures from BNL. Four updates. Annual
                          license.

C2 1.5 New                C2 1.5 New Features Supplement                                         $     90   $      90  $      90
docc215new

C2 1.6 New                C2 1.6 New Features Supplement                                         $     90   $      90  $      90
docc216new

C2.ADF                    C2.ADF: Amsterdam Density Functional  code.                            $ 27,000   $  13,500  $   4,050
c2adf                     Executable only. Floating license.

C2.ADF Interface          C2.ADF Interface: Provides an interface to the Amsterdam               $  9,000   $   4,500  $   1,350
c2adfint                  Density Functional program. User interface only. Floating
                          license.

C2.Alignment              C2.Alignment: Molecular similarity and superpositioning                $  6,000   $   3,000  $     900
c2alignment               methods. Floating license.

C2.Amorphous              C2.Amorphous Builder: Builds models of amorphous                       $  6,000   $   3,000  $     900
c2amorphbldr              polymers and polymer/solvent systems. Floating license.

C2.Analog Builder         C2.Analog Builder: Builds a congeneric collection/library of           $  6,000   $   3,000  $     900
c2analogbldr              chemical structures. Floating license.

C2.Blends                 C2.Blends: Predicts phase behavior and phase diagrams.                 $ 18,000   $   9,000  $   2,700
c2blends                  Requires C2.OFF. Floating license.

C2 Builders User          C2 Builders User Reference                                             $     90   $      90  $      90
docc2builder

C2.CASTEP                 C2.CASTEP: A quantum mechanics code for materials                      $ 51,000   $  25,500  $   7,650
c2castep                  science, the solid state, and surfaces. Executable only.
                          Floating license.

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea          Molecular Simultations Inc.

                          SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT  ACADEMIC
                          ---------------------                                                ----------  ----------  ---------
C2.CASTEP                 C2.CASTEP Interface: Provdes an interface to the CASTEP                $  9,000   $   4,500  $   1,350
c2castepint               program. Requires C2.Crystal Builder. C2.SurfaceBuilder
                          recommended. User interface only. Floating license.

C2.Conformers             C2.Conformers: Provides conformational search algorithms               $  9,000   $   4,500  $   1,350
c2conformers              and analysis tools for molecular structures. Requires
                          C2.OFF.  C2.MMFF recommended for Life Science
                          applications. Floating license.

C2.Crystal Builder        C2.Crystal Builder: 3-D periodic crystal structure                     $  6,000   $   3,000  $     900
c2crystalbldr             construction and display. Floating license.

C2.Crystal Packer         C2.Crystal Packer: Minimizes the energy of molecular                   $  6,000   $   3,000  $     900
c2crystalpckr             crystals under full symmetry conditions. Requires
                          C2.Crystal Builder. Floating license.

C2.DB Access              C2.DB Access: Provides access to Catalyst and MDL ISIS                 $  6,000   $   3,000  $     900
c2dbaccess                database searching programs. Requires Catalyst/Info or
                          MDL ISIS. Floating license.

C2.Descriptor+            C2.Descriptor+: Materials Science QSAR descriptors.                    $  6,000   $   3,000  $     900
c2descriptor              Requires C2.QSAR+. C2.Genetic Algorithms and
                          C2.Analog Builder recommended. Floating license.

C2.Descriptor+            C2.Descriptor+: Materials Science QSAR descriptors.                    $  6,000   $   3,000  $     900
c2desc1                   Requires C2.QSAR+. C2.Genetic Algorithms and
                          C2.Analog Builder recommended. Floating license.

C2 Diffraction and        C2 Diffraction and Microscopy User's Reference                         $     90   $      90  $      90
docc2diffmicro

C2.Diffraction-Amor       C2.Diffraction-Amorphous: Simulates non-crystalline                    $ 12,000   $   6,000  $   1,800
c2diffamorph              powder and fiber diffraction patterns and radial distribution functions. Floating license.

C2.Diffraction-Cryst      C2.Diffraction-Crystal: Simulates powder, fiber and single             $ 12,000   $   6,000  $   1,800
c2diffcrystal             crystal diffraction patterns. Requires C2.Crystal Builder.
                          Floating license.

C2.Diffraction-Fault      C2.Diffraction-Faulted: Simulates powder diffraction from              $  9,000   $   4,500  $   1,350
c2difffault               faulted or layered structures. Requires C2.Crystal Builder.
                          Floating license.

C2.Diversity              C2.Diversity: Provides diversity/similarity selection                  $ 42,000   $  21,000  $   6,300
c2diversity               techniques and topological/information descriptors for the characterization of same. Requires C2.QSAR+. Floating
                          license.

C2.DLS                    C2.DLS: Predicts structures of inorganic framework crystals            $  9,000   $   4,500  $   1,350
c2dls                     using geometric refinement. Requires C2.Crystal Builder.
                          Floating license.

C2.Dynamics               C2.Dynamics: Performs molecular dynamics simulations and               $ 18,000   $   9,000  $   2,700
c2dynamics                analysis. Requires C2.OFF. Floating license.

C2.EXAFS                  C2.EXAFS: Simulates, analyzes and refines EXAFS data.                  $ 24,000   $  12,000  $   3,600
c2exafs                   Includes EXCURVE code. Floating license.

C2.Force Field            C2.Force Field Editor: Provides force field customization              $  6,000   $   3,000  $     900
c2ffeditor                tools. Requires C2.OFF. Floating license.

C2.Gaussian               C2.Gaussian Interface: Provides an interface to the                    $  9,000   $   4,500  $   1,350
c2gaussian                non-empirical Gaussian program. User interface only.
                          Floating license.

C2.Genetic                C2.Genetic Algorithims: Genetic function approximation                 $  6,000   $   3,000  $     900
c2geneticalgo             applied to QSAR. Floating license.

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea          Molecular Simultations Inc.

                          SOFTWARE  DESCRIPTION                                                COMMERCIAL  GOVERNMENT  ACADEMIC
                          ---------------------                                                ----------  ----------  ---------
C2.HRTEM                  C2.HRTEM: Simulates HRTEM images and dynamical                         $ 18,000   $   9,000  $   2,700
c2hrtem                   diffraction patterns in crystals, interfaces and defects.
                          Requires C2.Crystal Builder. Floating license.

C2 Hypothesis and         C2 Hypothesis and Receptor Models User's Reference                     $     90   $      90  $      90
docc2hyporec

C2 Installation and       C2 Installation and Administration Guide                               $     60   $      60  $      60
docc2install

C2.Interface Builder      C2.Interface Builder: Definition and display of interfaces between     $  3,000   $   1,500  $     450
c2interfacebldr           crystal structures.  Requires C2.Crystal Builder.
                          Floating license.

C2.LEED/RHEED             C2.LEED/RHEED: Simulates kinematic Low Energy and                      $  9,000   $   4,500  $   1,350
c2leedrheed               Reflection High Energy Electron Diffraction patterns.
                          Requires C2.Surface Builder. Floating license.

C2 Material Science       C2 Material Science Tutorial Guide                                     $     90   $      90  $      90
docc2matsci

C2.Mechanical             C2.Mechanical Properties: Predicts the mechanical behavior             $ 12,000   $   6,000  $   1,800
c2mechprops               of bulk materials. Requires C2.Crystal Builder, C2.OFF,
                          C2.Minimizer, C2.Dynamics. Floating license.

C2.MFA                    C2.MFA: Molecular field analysis for 3D QSAR. Requires                 $ 24,000   $  12,000  $   3,600
c2mfa                     C2.OFF, C2.QSAR+, C2.FFEditor. Floating license.

C2.Minimizer              C2.Minimizer: Performs energy minimization of molecular and            $ 12,000   $   6,000  $   1,800
c2minimizer               periodic structures. Requires C2.OFF. Floating license.

C2.MMFF                   C2.MMFF: Provides Merck Molecular Modeling Force Field for             $ 12,000   $   6,000  $   1,800
c2mmff                    use with Drug Discovery applications. Requires C2.OFF.
                          Floating license.

C2 Modeling               C2 Modeling Environment User's Reference                               $     90   $      90  $      90
docc2modenv

C2.MOPAC                  C2.MOPAC Interface: Provides an interface to the                       $  6,000   $   3,000  $     900
c2mopac                   semi-empirical MOPAC program. Includes MOPAC 6.0.
                          Floating license.

C2.Morphology             C2.Morphology: Predicts and analyzes crystal morphology                $ 18,000   $   9,000  $   2,700
c2morphology              from  internal crystal structure. Requires C2.Crystal Builder,
                          C2.OFF. Floating license.

C2.Open Force Field       C2.Open Force Field: Open force field includes library of              $ 12,000   $   6,000  $   1,800
c2off                     standard materials force fields. Includes Dreiding, Universal, and other force fields. Floating license.

C2.Polymer Builder        C2.Polymer Builder: Construction of polymer chains.                    $  6,000   $   3,000  $     900
c2polymerbldr             Includes monomer libraries. Floating license.

C2.Polymer                C2.Polymer Properties: Calculates polymer physical                     $ 12,000   $   6,000  $   1,800
c2polyprops               properties and structure. Floating license.

C2.Polymorph              C2.Polymorph: Predicts polymorphs of organic molecules.                $ 90,000   $  90,000  $  90,000
c2polymorph               Requires C2.Crystal Builder, C2.OFF. Floating license.

C2.Powder Indexing        C2.Powder Indexing: Allows powder diffraction patterns to be           $  6,000   $   3,000  $     900
c2powderindx              indexed. Includes TREOR code. Floating license.

C2 Property               C2 Property Prediction User's Reference                                $     90   $      90  $      90
docc2proppred

C2.QSAR+                  C2.QSAR+: Comprehensive toolkit for 2D and 3D QSAR.                    $ 24,000   $  12,000  $   3,600
c2qsar                    Floating license.

C2 QSAR+ User's           C2 QSAR+ User's Reference                                              $     90   $      90  $      90
docc2qsar

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea          Molecular Simultations Inc.

                        SOFTWERE DESCRIPTION                                                 COMMERCIAL    GOVERNMENT  ACADEMIC
                        --------------------                                                 ----------    ----------  --------
C2 Quantum              C2 Quantum Mechanics Workbench User's Reference                        $     90    $      90   $    90
docc2qmw

C2.Receptor             C2.Receptor: Toolkit for creation and evaluation of                    $ 12,000    $   6,000   $ 1,800
c2receptor              pseudo-receptor models. Floating license.

C2.Rietveld             C2.Rietveld: Performs crystal structure refinement and                 $ 18,000    $   9,000   $ 2,700
c2rietveld              quantitative phase analysis using DBWS or GSAS. Requires
                        C2.Crystal Builder. Includes DBWS code. Floating license.

C2.SDK                  C2.SDK Programmer's Guide                                              $     90    $      90   $    90
docc2sdkprog

C2.SDK-3rd party        C2.SDK:  Refer all third party opportunities directly to New                N/A           N/A      N/A
c2sdk3rdparty           Business Development (John Delli Santi).

C2.SDK-internal first   C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                  N/A   $       N/A    9,600
c2sdkfacds              Multi-user SDK license for an academic resaearch group.
                        Includes full support for one designated user.

C2.SDK-internal first   C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                  N/A   $       N/A    6,000
c2sdkfac                Multi-user SDK license for an academic resaearch group.
                        Support not included.

C2.SDK-internal first   C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.                  N/A   $       N/A    3,600
c2sdkres                Multi-user SDK license for an academic research group.
                        Support not included.  Additional licenses priced at $500
                        each.

C2.SDK-internal         C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.             $  3,600     $   3,600      N/A
c2skdintadd             Support limited to two named users at site (one for academic);
                        training not included in price.  Price per additional license.

C2.SDK-internal first   C2.SDK:  Software Developers Kit.  Requires C2.Visualizer.             $ 48,000     $  48,000      N/A
c2skdintfirst           Support limited to two named users at site (one for academic);
                        training not included in price.

C2 Simulation Tools     C2 Simulation Tools User's Reference                                   $     90    $      90  $     90
docc2simtool

C2.Sorption             C2.Sorption: Predicts adsorption properties of microporous             $ 18,000    $   9,000   $  2,700
c2sorption              materials. Requires C2.Crystal Builder, C2.OFF. Floating
                        license.

C2.Super ADF            C2.Super ADF: Amsterdam Density Functional code for                    $ 81,000    $  40,500   $ 12,150
c2superadf              supercomputers. Executable only. Host-locked license.

C2.Super CASTEP         C2.CASTEP: A quantum mechanics code for materials                      $153,000    $  76,500   $ 22,950
c2supercastep           science, the solid state, and surfaces. Executable only.
                        Host-locked license.

C2.Surface Builder      C2.Surface Builder: Surface chemistry 2-D periodic model               $  3,000    $   1,500   $    450
c2surfacebldr           builder. Requires C2.Crystal Builder. Floating license.

C2 Using Command        C2 Using Command Scripts                                               $     60    $      60   $     60
docc2command

C2.Visualizer           C2.Visualizer: Comprehensive chemical computing                        $  6,000    $   6,000   $    900
c2visualizer            environment. Required core product. Floating license.

C2.X-GEN                C2.X-GEN: Integrated  package for the processing and                   $ 18,000    $   9,000   $  2,700
c2xgen                  reduction of diffraction data from area detectors. Requires
                        C2.Visualizer. Floating license.

Catalysis User          Catalysis User Guide                                                   $     60    $      60   $     60
doccatalysis

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea      Molecular Simulations Inc.


                        SOFTWERE DESCRIPTION                                                 COMMERCIAL    GOVERNMENT  ACADEMIC
                        --------------------                                                 ----------    ----------  --------
Catalysis and          Catalysis/Sorption Consortium:  Customers must purchase                $252,000     $       0        N/A
conscatsorp            licenses for Insight II, Discover, Solids Builder, Sorption,
                       Solids Docking, and Reaction Patterns for $60,000. Members
                       receive 3 copies of all software developed during Phase II.

                       Catalyst Installation Guide and Release Notes                          $     30     $      30  $      30
doccatinstall

                       Catalyst Tutorials                                                     $     54     $      54  $      54
doccattutorial

Catalyst/ACD           Catalyst/ACD: Available Chemicals Directory. Requires                  $ 12,000     $  12,000  $  12,000
catacd01               Catalyst/Info. Annual License.

Catalyst/ACD (2-10     Catalyst/ACD: Available Chemicals Directory. Requires                  $ 22,800     $  22,800  $  22,800
catacd02               Catalyst/Info. Annual License.

Catalyst/ACD           Catalyst/ACD: Available Chemicals Directory. Requires                  $ 30,000     $  30,000  $  30,000
catacd11               Catalyst/Info. Annual License.

Catalyst/BioByte       Catalyst/BioByte Master File: 25,000 small molecules,                  $  8,400     $   8,400  $   8,400
catbiobyte             Pomona College Medicinal Chemistry. Requires
                       Catalyst/Info. Annual license.

Catalyst/View          Catalyst/Compare:  Provides query-query,                               $ 26,400     $  13,200  $   3,960
catcompare             compound-compound, and query-compound comparision and
                       overaly functionality.  Floating License.

Catalyst/DB Server     Catalyst/DB Server: Database server for Catalyst. Requires             $ 16,800     $   8,400  $   2,520
catdbserver            Catalyst/View. Floating license.

Catalyst/Derwent's     Catalyst/Derwent: Catalog of 40,000 compounds and                      $ 32,400     $  32,400  $  32,400
carderwent11           descriptive data. Requires Catalyst/Info. Annual license.

Catalyst/Derwent       Catalyst/Derwent: Catalog of 40,000 compounds and                      $ 18,000     $  18,000  $  18,000
catderwent01           descriptive data. Requires Catalyst/Info. Annual license.

Catalyst/Derwent's     Catalyst/Derwent: Catalog of 40,000 compounds and                      $ 27,000     $  27,000  $  27,000
catderwent02           descriptive data. Requires Catalyst/Info. Annual license.

Catalyst/Hypo          Catalyst/Hypo: Allows additional simultaneous batch                    $ 50,400     $  25,200  $   7,560
cathypo                hypothesis generation. Requires Catalyst/View. Floating
                       license.

Catalyst/Info          Catalyst/Info: Integrated 1D, 2D, 3D chemical database                 $ 33,600     $  16,800  $   5,040
catinfo                system. Requires Catalyst/View. Floating license.

Catalyst/Maybridge     Catalyst/Maybridge: Catalog of 47,000 compounds. Included              $      0     $       0  $       0
catmaybridge           with Catalyst/Info. Annual license.

Catalyst/NCI           Catalyst/NCI: National Cancer Institute database with 98,000           $      0     $       0  $       0
catnci                 registered compounds. Included with Catalyst/Info. Annual
                       license.

Catalyst/Shape         Catalyst/Shape: Performs multiconformation shape similarity            $ 21,600     $  10,800  $   3,240
catshape               searching. Calculates 3D shape descriptors for the
                       characterization of combinatorial libraries. Requires
                       Catalyst/View and Catalyst/DB Server. Catalyst/Info
                       recommended. Floating license.

Catalyst/View          Catalyst/View: Drug discovery environment for identifying              $ 32,400     $  32,400  $   4,860
catview                active, structurally diverse leads for both the medicinal
                       chemist and modeler. Floating license.

Catalyst/View          Catalyst/Visualizer:  Drug discover enviroment for                     $  6,000     $   6,000  $     900
catvisualizer          identifying active, structurally diverse leads for both the medicinal chemist and modeler.  Floating license.

CFF 95                 CFF 95: Requires Discover.                                             $ 18,000     $   9,000  $   2,700
cff95

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea         Molecular Simulations Inc.


                      SOFTWERE DESCRIPTION                                                 COMMERCIAL    GOVERNMENT  ACADEMIC
                      --------------------                                                 ----------    ----------  --------
Characterize          Characterize: Base Module requirement for most analytical              $  3,600   $   1,800  $     540
characterize          simulations in InsightII. Includes geometric analysis tools.
                      Part of Catalysis Consortium. Requires Insight II.

CHARMm Command        CHARMm Command Dictionary  Part One and Two                            $     42   $      42  $      42
doccharmmdict

CHARMm                CHARMm: Comprehensive force field and program for energy               $ 46,800   $  23,400  $   7,020
charmm                calculations. Includes extensive parameter library.
                      Host-locked license.

CHARMm Principles     CHARMm Principles                                                      $     60   $      60  $      60
doccharmmprin

CHARMm/MMFF           CHARMm/MMFF: Merck Molecular force field option to                     $ 12,000   $   6,000  $   1,800
charmmmmff            CHARMm. Includes extensive parameter library. Requires
                      QUANTA, CHARMm. Host-locked license.

CombiChem (1996       CombiChem Consortium: Customers must also purchase                     $102,000   $       0  $       0
conscombi             licenses for C2 Drug Discovery software. Members receive
                      software licenses per agreement.

ConFirm               ConFirm: Conformational model generator using poling to                $ 24,000   $  12,000  $   3,600
confirm               promote "coverage".  Floating license.

ConFirm User's        ConFirm User's Guide                                                   $     60   $      60  $      60
docconfirm

Consensus             Consensus: Requires Insight II and Homology.                           $ 21,600   $  10,800  $   3,240
consensus

Consensus User        Consensus User Guide                                                   $     54   $      54  $      54
docconsensus

                      Consulting (daily)                                                     $  2,160   $   2,160  $   2,160
consulting

Converter             Converter: Requires Insight II and Sketcher.                           $ 30,000   $  15,000  $   4,500
converter

Converter User        Converter User Guide                                                   $     36   $      36  $      36
docconverter

Crystal Cell          Crystal Cell: Study Energetics of Crystalline polymer                  $ 12,000   $   6,000  $   1,800
crystalcell           systems. Requires Insight II.

DeCipher              DeCipher: Requires Insight II, Analysis, and Discover.                 $ 12,000   $   6,000  $   1,800
decipher

DeCipher User         DeCipher User Guide                                                    $     42   $      42  $      42
docdecipher

DelPhi and            DelPhi and Solvation User Guide                                        $     60   $      60  $      60
docdelphi

DelPhi                DelPhi: Requires Insight II.                                           $ 43,200   $  21,600  $   6,480
delphi

Diffraction           Diffraction: X-ray and Electron single crystal and powder              $ 12,000   $   6,000  $   1,800
diffraction           Diffaction, Crystalline, Amorphous and Fiber diffraction.
                      Requires Insight II and Characterize.

DISCON/NOESYSI        DISCON/NOESYSIM: Software for generating restraints                    $  7,500   $   3,750  $1,125.60
discon                using relaxation matrix analysis. For use with NMR Structure
                      Determination. Host-locked license.

Discover (3 parts)    Discover (3 parts)                                                     $     90   $      90  $      90
docdiscover

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea       Molecular Simulations Inc.

                         SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                         --------------------                                                 ----------  ----------  ---------
Discover                 Discover: A molecular mechanics simulation environment                 $ 46,800   $  23,400  $   7,020
discover                 offering energy minimization, dynamics and Monte Carlo
                         techniques. Requires Insight II.

Dmol                     Dmol: Local Density Functional quantum mechanics code.                 $ 36,000   $  18,000  $   5,400
dmol                     molecular systems only. Symmetry supported.
                         InsightII Recommended

DMol User Guide          DMol User Guide                                                        $     60   $      60  $      60
docdmol

DSolid                   DSolid: Requires Insight II.                                           $ 60,000   $  30,000  $   9,000
dsolid

EOM (1996 fee;           EOM Consortium: Customers must also purchase licenses                  $168,000   $       0  $       0
conseom                  for Insight II, Discover, and Solids Builder for $40,000 and at
                         least one EOM code product for $45,000. Members receive
                         3 copies of all software developed during Phase II.

EOM-DSolid               EOM-DSolid                                                             $     60   $      60  $      60
docdsolid

EOM-ESOCS                EOM-ESOCS                                                              $     48   $      48  $      48
docesocs

EOM-Fast Stucture        EOM-Fast Stucture                                                      $     48   $      48  $      48
docfaststr

EOM-Plane Wave           EOM-Plane Wave                                                         $     48   $      48  $      48
docplanewave

ESOCS                    ESOCS: Requires Insight II.                                            $ 60,000   $  30,000  $   9,000
esocs

EXAFS                    EXAFS: FEFF EXAFS scattering simulation. Requires Insight              $  6,000   $   3,000  $     900
exafs                    II and Characterize.

FastStruct/SimAnn        FastStruct/SimAnn: Requires Insight II.                                $ 60,000   $  30,000  $   9,000
faststruct

Felix for Windows        Felix for Windows:                                                     $  1,800   $   1,800  $   1,200
felixwin01

Felix for Windows        Felix for Windows:                                                     $  6,000   $   6,000  $   3,990
felixwin05

Felix for Windows        Felix for Windows:                                                     $  9,000   $   9,000  $   6,000
felixwin10

Felix for Windows        Felix for Windows:                                                     $ 18,000   $  18,000  $  12,000
felixwin25

Felix for Windows        Felix for Windows: Requires an existing license for Felix              $    354   $     354  $     234
felixwinupgr01           for Windows.

Felix for Windows        Felix for Windows: Requires an existing license for Felix              $  1,200   $   1,200  $     750
felixwinupgr10           for Windows.

Felix User Guide,        Felix User Guide, Tutorial, and Reference Guide                        $     90   $      90  $      90
docfelix

Felix-2D                 Felix-2D:                                                              $ 24,000   $  12,000  $   3,600
felix2d

Felix-Assign             Felix-Assign: Requires Felix-2D or Felix-ND.                           $ 36,000   $  18,000  $   5,400
felixassign

Felix-Model              Felix-Model: Requires Felix-2D or Felix-ND.                            $ 18,000   $   9,000  $   2,700
felixmodel

Felix-ND                 Felix-ND:                                                              $ 36,000   $  18,000  $   5,400
felixnd

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea         Molecular Simultations Inc.

                         SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                         --------------------                                                 ----------  ----------  ---------
Felix-X-Remote           Felix-X-Remote: Requires any Felix.                                    $  6,000   $   3,000  $     900
felixxremote

File Formats             File Formats Reference                                                 $     48   $      48  $      48
docfileformats

Flexiblend               Flexiblend: Requires Insight II and Discover.                          $ 12,000   $   6,000  $   1,800
flexiblend

HipHop                   HipHop: Feature-based alignment tool for 3D QSAR and 3D                $ 24,000   $  12,000  $   3,600
hiphop                   search queries. Floating license.

HipHop User's Guide      HipHop User's Guide                                                    $     60   $      60  $      60
dochiphop

Homology                 Homology: Requires Insight II and Discover.                            $ 36,000   $  18,000  $   5,400
homology

Homology User Guide      Homology User Guide                                                    $     60   $      60  $      60
dochomology

Insight (2 parts)        Insight (2 parts)                                                      $     60   $      60  $      60
docinsight

Insight 300 Release      Insight 300 Release Documentation                                      $     24   $      24  $      24
docins300

Insight 950 Release      Insight 950 Release Documentation                                      $     24   $      24  $      24
docins950

Insight AXXESS           Insight AXXESS User Guide                                              $     42   $      42  $      42
docaxxess

                         Insight II 4.0.0 Release Documentation                                 $     24   $      24  $      24
docins400

                         Insight II 4.0.0 User's Guide                                          $     60   $      60  $      60
docins400user

Insight II               Insight II: General chemical modeling envioronment with                $ 15,000   $   7,500  $   2,250
insight                  customizable macro interface.

Interphases              Interphases: Calculate statistical properties of mono and              $ 12,000   $   6,000  $   1,800
interphases              bilayers in a polyemeric interphase system. Requires Insight
                         II.

IR_Raman                 IR_Raman: Simulation and display of Infra-Red vibrational              $  6,000   $   3,000  $     900
irraman                  spectra and normal mode analysis. Requires Insight II and
                         Characterize.

License Guide            License Guide                                                          $     30   $      30  $      30
doclicense

Ligand Design User       Ligand Design User Guide                                               $     36   $      36  $      36
docligand

Ludi                     Ludi: Requires Insight II.                                             $ 36,000   $  18,000  $   5,400
ludi

Ludi/ACD                 Ludi/ACD: Requires Ludi.                                               $ 12,000   $   6,000  $   3,600
ludiacd

                         MADSYS: Provides phasing for multiple anomalous                        $ 12,000   $   6,000  $   1,800
madsys                   dispersion data.  Requires XSIGHT.

MCSS/Hook                MCSS/HOOK: Receptor structure-based ligand design with                 $ 27,000   $  13,500  $   4,050
mcsshook                 database search. Requires QUANTA, CHARMm. Host-locked
                         license.

MCSS/Hook User's         MCSS/Hook User's Guide                                                 $     60   $      60  $      60
docmcsshook

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea          Molecular Simultations Inc.

                         SOFTWARE DESCRIPTION                                                 COMMERCIAL  GOVERNMENT   ACADEMIC
                         --------------------                                                 ----------  ----------  ---------
Miscibility              Miscibility: Requires Insight II, Phase Diagram, Flexiblend,           $ 12,000   $   6,000  $   1,800
miscibility              and Synthia.

Modeler                  Modeler (for Insight II): Provides automated homology                  $ 27,600   $  13,800  $   4,140
insmodeler               modeling. Requires Insight II and Homology. Host-locked
                         license.

Modeler                  Modeler (for QUANTA): Provides automated homology                      $ 27,600   $  13,800  $   4,140
modeler                  modeling. Requires QUANTA. Host-locked license.

Morphology               Morphology: Predicts and analyzes crystal morphology from              $  6,000   $   3,000  $     900
morphology               internal crystal structure. Requires InsightII, Solids_Builder, and Characterize.

Networks                 Networks: Monte Carlo technique for study network formation            $ 12,000   $   6,000  $   1,800
networks                 and cross-linking. Requires Insight II.

NMR Compass              NMR.Compass: Software for computer aided assignment and                $ 30,000   $  15,000  $   4,500
nmrcompass               analysis of multidimensional data. QUANTA recommended.
                         Host-locked license.

NMR.Compass User         NMR.Compass User Guide                                                 $     90   $      90  $      90
docnmrcompass

NMR Pipe                 NMR.Pipe: Software for multidimensional NMR spectral                   $ 36,000   $  18,000  $   5,400
nmrpipe                  processing. Stand-alone executable only; no integration with
                         NMR.Compass. Host-locked license.

NMR.Pipe User's          NMR.Pipe User's Guide                                                  $     30   $      30  $      30
docnmrpipe

NMR Refine               NMR Refine Advance: Requires Insight II and Discover.                  $ 48,000   $  24,000  $   7,200
nmrrefineadv

NMR Refine               NMR Refine Complete: Includes NMR Refine Advance and                   $ 72,000   $  36,000  $  10,800
nmrrefinecom             NMR Refine DG. Requires Insight II and Discover.

NMR Refine DGII          NMR Refine DGII: Requires Insight II.                                  $ 36,000   $  18,000  $   5,400
nmrrefinedg

NMR Structure            NMR Structure Determination: Software for structure                    $ 27,600   $  13,800  $   4,140
nmrstructure             generation and strucuture analysis/evaluation. Requires
                         QUANTA. Host-locked license.

NMRchitect User          NMRchitect User Guide                                                  $     60   $      60  $      60
docnmrchitect

Open Interface           Open Interface Programmer Guide                                        $     60   $      60  $      60
docopenint

Open Interface           Open Interface: Requires Insight II. Annual license pricing            $  6,000   $   6,000  $     900
openint                  ($3333 license fee, $1667 maintenance fee).

PEFC Associate           PEFC Associate Membership: Non-voting membership.                      $  6,000   $   3,000  $     900
conspefcasso2            1 force field seat. No consortium software or databases.
                         No workshop attendance. Limited suppport. Not available for new memberships.  Price per year after first year.

PEFC Executive           PEFC Executive Membership: Voting membership. 8 force                  $ 54,000   $  27,000  $   8,100
conspefcexec1            field seats. Site license for consortium software and
                         databases. Workshop attendance available at additional cost.
                         Support included. Price per year, 3 year commitment.

PEFC Executive           PEFC Executive Membership: Voting membership. 8 force                  $ 30,000   $  15,000  $   4,500
conspefcexec2            field seats. Site license for consortium software and
                         databases. Workshop attendance available at additional cost.
                         Support included. Price per year after first 3 years.

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea         Molecular Simultations Inc.

                        SOFTWARE DESCRIPTION                                                   COMMERCIAL   GOVERNMENT   ACADEMIC
                        --------------------                                                   ----------   ----------   --------
PEFC Standard           PEFC Standard Membership: Non-voting membership. 3 force               $ 24,000      $       0    $       0
conspefcstd             field seats. 1 workstation license for consortium software and databases. Workshop attendance available at additional cost.
                        Support included. Price per year, 3 year commitment.

Phase Diagram           Phase Diagram: Calculate liquid-liquid phase diagrams for              $ 12,000      $   6,000    $   1,800
phasediagram            polymer solutions and blends. Requires Insight II.

Plane Wave              Plane Wave: Requires Insight II.                                       $ 60,000      $  30,000    $   9,000
planewave

Polymer (3 parts)       Polymer (3 parts)                                                      $    120      $     120    $     120
docpolymer

Polymer (1-year:        Polymer Consortium: No products included in corsortium                 $108,000      $       0    $       0
conspolymer01           price. Customers advised to purchase licenses for Insight II,
                        Discover, and a variety of Polymer modules.

Polymer (3-year:        Polymer Consortium: No products included in corsortium                 $ 84,000      $       0    $       0
conspolymer03           price. Customers advised to purchase licenses for Insight II,
                        Discover, and a variety of Polymer modules. Price is per year.

Polymerizer             Polymerizer: Construction of polymer chains, Including                 $  9,000      $   4,500    $   1,350
polymerizer             monomer libraries. Requires InsightII.

PolyNMR                 PolyNMR: Predicts NMR spectra for polymer chains.                      $ 12,000      $   6,000    $   1,800
polynmr                 Requires Insight II and RIS.

PRISM                   PRISM: Predicts polymer blends miscibility based on                    $ 12,000      $   6,000    $   1,800
prism                   chemical composition. Requires Insight II.

Profiles 3D User        Profiles 3D User Guide                                                 $     54      $      54    $      54
docprofiles3d

Profiles-3D             Profiles-3D: Requires Insight II.                                      $ 21,000      $  10,500    $   3,150
profiles3d

Protein Health          Protein Health: Provides identification of structural anomalies.       $ 12,000      $   6,000    $   1,800
health                  Requires QUANTA. Host-locked license.

Protein Modeling        Protein Modeling: System for homology and structural                   $ 36,000      $  18,000    $   5,400
protein                 analysis of proteins. Requires QUANTA. Includes Protein
                        Design and Protein Health. Host-locked license.

QSPR                    QSPR: Quantitative Structure Property Relationships predicts           $ 12,000      $   6,000    $   1,800
qspr                    properties for a wide range of thermoplastic materials.
                        Requires Insight II.

QUANTA 4.1 New          QUANTA 4.1 New Features Supplement                                     $     60      $      60    $      60
docq41new

QUANTA Basic            QUANTA Basic Operations                                                $     42      $      42    $      42
docqbasicops

QUANTA core             QUANTA core: Complete molecular modeling environment.                  $ 24,000      $  12,000    $   3,600
quanta                  CHARMm strongly recommended. Host-locked license.

QUANTA                  QUANTA Generating and Displaying Molecules                             $     42      $      42    $      42
docqgendisp

QUANTA NMR              QUANTA NMR Structure Determination User's Guide                        $     42      $      42    $      42
docqnmrstr

QUANTA Protein          QUANTA Protein Homology Modeling Tutorial                              $     42      $      42    $      42
docqhomology

QUANTA Protein          QUANTA Protein User's Reference                                        $     42      $      42    $      42
docqprotein

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea      Molecular Simulations Inc.

                        SOFTWARE DESCRIPTION                                                   COMMERCIAL   GOVERNMENT   ACADEMIC
                        --------------------                                                   ----------   ----------   --------
QUANTA                  QUANTA Simulation, Search, and Analysis                                $     42     $      42    $      42
docqsimsearch

                        QUANTA96 New Features Supplement                                       $     60     $      60    $      60
docq96new

QuanteMM                QuanteMM                                                               $     60     $      60    $      60
docquantemm

QuanteMM                QuanteMM: Hybrid QM/MM technique for optimizing large                  $ 18,000     $   9,000    $   2,700
quantemm                or periodic structures. Can use Mopac, Dmol or Turbomole as
                        QM engine. Requires Insight II and Discover

Reaction Patterns       Reaction Patterns: Reaction engineering toolkit.                       $ 12,000     $   6,000    $   1,800
reactpatterns           Complimentary tools for evaluation reaction trends. Requires
                        Insight II.

RIS                     RIS: Calculate conformational properties of polymer chains.            $ 12,000     $   6,000    $   1,800
ris                     Requires Insight II.

Search/Compare          Search/Compare: Requires Insight II.                                   $ 24,000     $  12,000    $   3,600
searchcomp

Search Compar           Search Compar User Guide                                               $     60     $      60    $      60
docsearchcomp

Sketcher                Sketcher: 2-D sketcher with fast distance-geometry 3D                  $  3,000     $   1,500    $     450
sketcher                converter.

Solids Builder          Solids Builder: Crystal Building 3-D periodic structures, 2-D          $ 18,000     $   9,000    $   2,700
solidsbldr              Surfaces and Interfaces. Requires Insight II. Includes Solids
                        Adjustment.

                        Solids Diffusion: Studies the behavior of molecules iwthin             $ 12,000     $   6,000    $   1,800
solidsdiffusion         microporous host materials. Requires Insight II, Discover.

Solids Docking          Solids Docking: Highly automated procedures for investigation          $ 18,000     $   9,000    $   2,700
solidsdocking           of interactions of molecules with surfaces and porous
                        materials. Requires Insight II and Solids Builder and Discover.

Solids Simulation       Solids Simulation: Lattice Minimization and Dynamics for               $ 12,000     $   6,000    $   1,800
solidssimul             Inorganic systems including Melt-Quench protocols for
                        creating silicate glasses. Requires Insight II.

Solids-NMR              Solids-NMR: Predicts Si29 Solid State NMR pattern for                  $  6,000     $   3,000    $     900
solidsnmr               Zeolites. Should rtecommend TurboNMR for higher degree of
                        accuracy. Requires Insight II and Characterize.

Sorption                Sorption: Requires Insight II, Solids Builder.                         $ 18,000     $   9,000    $   2,700
sorption

Structure Image         Structure Image: Simulates HRTEM images and dynamical                  $ 12,000     $   6,000    $   1,800
structimage             diffraction patterns in crystals, interfaces, layered materials and defects. Requires InsightII.Solids_Builder.

Structure Refine        Structure Refine: Interactive Reitveld refinement of Crystal           $ 12,000     $   6,000    $   1,800
structrefine            Structures through GSAS interface. Part of Catalysis
                        Consortium. Requires Insight II.

Structure Solve         Structure Solve: Simulated Annealing tools for solving                 $ 12,000     $   6,000    $   1,800
structsolve             structures of organic and inorganic materials. Part of
                        Catalysis Consortium. Requires Insight II and Solids
                        Simulation.

Super CHARMm            Super CHARMm: Comprehensive force field and program for                $210,000     $ 105,000    $  31,500
supercharmm             energy calculations. Includes extensive parameter library.
                        Supercomputers only. Includes source code. Host-locked
                        license.

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea      Molecular Simulations Inc.

                        SOFTWARE DESCRIPTION                                                   COMMERCIAL   GOVERNMENT   ACADEMIC
                        --------------------                                                   ----------   ----------   --------
Super Discover          Super Discover: A molecular mechanics simulation                       $210,000     $ 105,000    $  31,500
superdiscover           environment offering energy minimization, dynamics and
                        Monte Carlo techniques. Supercomputers only.  Host-locked license.

Super Dmol              Super Dmol: Local Density Functional quantum mechanics                 $108,000     $  54,000    $  16,200
superdmol               code. molecular systems only. Symmetry supported.
                        Supercomputer version. InsightII Recommended

Super X-PLOR            Super X-PLOR: Software for refinement of x-ray structures for          $240,000     $ 120,000    $  36,000
superxplor              Category 3 machines. Supercomputers only. Includes source
                        code. Host-locked license.

Super X-PLOR/DG         Super X-PLOR/DG: Software for refinement of x-ray structures           $198,000     $  99,000    $  29,700
superxplordg            for supercomputers. Includes source code. Host-locked
                        license.

Super                   Super X-PLOR/Refine: Software for refinement of x-ray                  $198,000     $  99,000    $  29,700
superxplorref           structures for supercomputers. Includes source code.
                        Host-locked license.

Synthia                 Synthia: Provides Rapide estimation of Many polymer                    $ 12,000     $   6,000    $   1,800
synthia                 properties. Requires Insight II.

System Guide            System Guide                                                           $     48     $      48    $      48
docsystguide

Token Guide             Token Guide                                                            $     42     $      42    $      42
doctoken

Training-1 Day          Training:  Installation, new customer orientation and                  $  1,800     $   1,800    $       0
train 1 daycust         demonstration.  Customer pays travel costs.

Training-2 Day          Training:  On Site Customized Workshop with a maximum of               $  6,000     $   4,800    $   3,600
train2daycust           12 attendees.  Customers provides machines and facility, MSI provides instructor and materials.

Training-Workshop       Training:  Prepackaged Workshop Materials (5 copies) for               $  1,200     $   1,200    $   1,200
trainmaterials          self-run workshops.  Choose from 8 units.

Training-2 Day          Training:  Regional Workshops with 10-15 attendees including           $  1,200     $     600    $     480
train2daystd            lecture and hands-on training.  Price per attendee.  Schedule published on WWW.

Turbomole               Turbomole:                                                             $ 33,000     $  16,500    $   4,950
turbomole

Turbomole User          Turbomole User Guide                                                   $     48     $      48    $      48
docturbomole

TurboNMR                TurboNMR: Requires Insight II and Turbomole.                           $ 18,000     $   9,000    $   2,700
turbonmr

Viscoelasticity         Viscoelasticity: Estimates the Dynamical mechanical                    $ 12,000     $   6,000    $   1,800
viscoelas               response of dilute polymer solutions.Requires Insight II.

X-AutoFit               X-AutoFit: Chain tracing and model building for protein                $ 27,600     $  13,800    $   4,140
xautofit                crystallography. Requires QUANTA. X-Build recommended.
                        Host-locked license.

X-AutoFit/X-Build       X-AutoFit/X-Build bundle:                                              $ 49,200     $  24,600    $   7,380
xautofitxbuild

X-AutoFit/X-Build/X-    X-AutoFit/X-Build/X-Ligand bundle:                                     $ 70,800     $  35,400    $  10,620
xautofitxbuildxligand

X-AutoFit/X-Ligand      X-AutoFit/X-Ligand bundle:                                             $ 49,200     $  24,600    $   7,380
xautofitxligand

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea      Molecular Simulations Inc.

                        SOFTWARE DESCRIPTION                                                   COMMERCIAL   GOVERNMENT   ACADEMIC
                        --------------------                                                   ----------   ----------   --------
X-Build                 X-Build: Final model building, interface to X-PLOR. Requires           $ 27,600     $  13,800    $   4,140
xbuild                  QUANTA, X-PLOR. Includes X-SOLVATE. Host-locked
                        license.

X-Build/X-Ligand        X-Build/X-Ligand bundle:                                               $ 49,200     $  24,600    $   7,380
xbuildxligand

X-Ligand                X-Ligand:                                                              $ 27,600     $  13,800    $   4,140
xligand

X-PLOR Reference        X-PLOR Reference                                                       $     54     $      54    $      54
docxplor

X-PLOR                  X-PLOR: Software for x-ray and NMR structure determination             $ 48,000     $  24,000    $   7,200
xplor                   and refinement. Host-locked license.

X-PLOR/DG               X-PLOR/DG: Software for NMR structure determination                    $ 36,000     $  18,000    $   5,400
xplordg                 including distance geometry. Host-locked license.

X-PLOR/Refine           X-PLOR/Refine: Software for refinement of x-ray structures.            $ 36,000     $  18,000    $   5,400
xplorrefine             Host-locked license.

X-Ray Structure         X-Ray Structure Analysis User's Guide                                  $     42     $      42    $      42
docqxray

XSight                  XSight: Comprehensive system for protein crystallography.              $ 72,000     $  36,000    $  10,800
xsight

Zindo User Guide        XSIGHT User Guide                                                      $     90     $      90    $      90
docxsight

Xtal View               Xtal View: Phasing and model fitting.                                  $ 36,000     $  18,000    $   5,400
xtalview

XtalView User Guide     XtalView User Guide                                                    $     60     $      60    $      60
docxtalview

Zindo                   Zindo:                                                                 $ 30,000     $  15,000    $   4,500
zindo

Zindo User Guide        Zindo User Guide                                                       $     54     $      54    $      54
doczindo

MSI Price List (10/96) expressed in US dollars for sales in Asia/Pacific except Japan and Korea      Molecular Simulations Inc.